Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	SUPERIOR ENERGY SERVICES INC
Entity Central Index Key	0000886835
Document Type	8-K
Document Period End Date	Dec 31, 2010
Amendment Flag	false

Consolidated Balance Sheets (USD $) In Thousands	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 50,727	$ 206,505
Accounts receivable, net of allowance for doubtful accounts of $22,618 and $23,679 at December 31, 2010 and 2009, respectively	452,450	337,151
Income taxes receivable	0	12,674
Prepaid expenses	25,828	20,209
Inventory and other current assets	235,047	287,024
Total current assets	764,052	863,563
Property, plant and equipment, net	1,313,150	1,058,976
Goodwill	588,000	482,480
Notes receivable	69,026	0
Equity-method investments	59,322	60,677
Intangible and other long-term assets, net	113,983	50,969
Total assets	2,907,533	2,516,665
Current liabilities:
Accounts payable	110,276	63,466
Accrued expenses	162,044	133,602
Income taxes payable	2,475	0
Deferred income taxes	29,353	30,501
Current portion of decommissioning liabilities	16,929	0
Current maturities of long-term debt	184,810	810
Total current liabilities	505,887	228,379
Deferred income taxes	223,936	209,053
Decommissioning liabilities	100,787	0
Long-term debt, net	681,635	848,665
Other long-term liabilities	114,737	52,523
Stockholders' equity:
Preferred stock of $0.01 par value. Authorized, 5,000,000 shares; none issued
Common stock of $0.001 par value. Authorized, 125,000,000 shares; issued and outstanding 78,951,053 and 78,559,350 shares at December 31, 2010 and 2009, respectively	79	79
Additional paid in capital	415,278	387,885
Accumulated other comprehensive loss, net	(25,700)	(18,996)
Retained earnings	890,894	809,077
Total stockholders' equity	1,280,551	1,178,045
Total liabilities and stockholders' equity	$ 2,907,533	$ 2,516,665

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Allowance for doubtful accounts	$ 22,618	$ 23,679
Stockholders' equity:
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	5,000,000	5,000,000
Preferred stock, shares issued
Common stock, par value	$ 0.001	$ 0.001
Common stock, shares authorized	125,000,000	125,000,000
Common stock, shares issued	78,951,053	78,559,350
Common stock, shares outstanding	78,951,053	78,559,350

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Operations [Abstract]
Revenues	$ 1,681,616	$ 1,449,300	$ 1,881,124
Costs and expenses:
Cost of services (exclusive of items shown separately below)	918,713	824,034	898,294
Depreciation, depletion, amortization and accretion	220,835	207,114	175,500
General and administrative expenses	342,881	259,093	282,584
Reduction in value of assets	32,004	212,527
Gain on sale of businesses	1,083	2,084	40,946
Income (loss) from operations	168,266	(51,384)	565,692
Other income (expense):
Interest expense, net of amounts capitalized	(57,377)	(50,906)	(46,684)
Interest income	5,143	926	2,975
Other income (expense)	825	571	(3,977)
Earnings (losses) from equity-method investments, net	8,245	(22,600)	24,373
Reduction in value of equity-method investment		(36,486)
Income (loss) before income taxes	125,102	(159,879)	542,379
Income taxes	43,285	(57,556)	190,904
Net income (loss)	$ 81,817	$ (102,323)	$ 351,475
Basic earnings (loss) per share	$ 1.04	$ (1.31)	$ 4.39
Diluted earnings (loss) per share	$ 1.03	$ (1.31)	$ 4.33
Weighted average common shares used in computing earnings per share:
Basic	78,758	78,171	79,990
Incremental common shares from stock options	840		1,163
Incremental common shares from restricted stock units	136		60
Diluted	79,734	78,171	81,213

Consolidated Statements of Changes In Stockholder's Equity (USD $) In Thousands, except Share data	Total	Preferred stock	Common stock	Additional paid-in capital	Accumulated other comprehensive income (loss), net	Retained earnings
Balance Beginning at Dec. 31, 2007	$ 1,025,666	$ 0	$ 81	$ 456,582	$ 9,078	$ 559,925
Balance Beginning, Shares at Dec. 31, 2007		0	80,671,650
Comprehensive income:
Net income (loss)	351,475					351,475
Other comprehensive income (loss) -
Changes/Disposition in fair value of hedging positions of equity-method investments, net of tax	6,460				6,460
Foreign currency translation adjustment	(48,179)				(48,179)
Total comprehensive income/loss	309,756				(41,719)	351,475
Grant of restricted stock units	840			840
Restricted stock grant and compensation expense, net of forfeitures, shares			501,112
Restricted stock grant and compensation expense, net of forfeitures, value	4,686		1	4,685
Exercise of stock options, shares			426,592
Exercise of stock options, value	4,274			4,274
Tax benefit from exercise of stock options	5,411			5,411
Stock option compensation expense	2,643			2,643
Shares issued to settle restricted stock units, shares			14,559
Shares issued to pay performance share units, shares			74,405
Shares issued to pay performance share units, value	2,948			2,948
Shares issued under Employee Stock Purchase Plan, shares			56,754
Shares issued under Employee Stock Purchase Plan, value	1,833			1,833
Shares repurchased (withheld) and retired, shares			(3,717,000)
Shares repurchased (withheld) and retired, value	(103,784)		(4)	(103,780)
Balance Ending at Dec. 31, 2008	1,254,273	0	78	375,436	(32,641)	911,400
Balance Ending, Shares at Dec. 31, 2008		0	78,028,072
Comprehensive income:
Net income (loss)	(102,323)					(102,323)
Other comprehensive income (loss) -
Changes/Disposition in fair value of hedging positions of equity-method investments, net of tax	(3,881)				(3,881)
Foreign currency translation adjustment	17,526				17,526
Total comprehensive income/loss	(88,678)				13,645	(102,323)
Grant of restricted stock units	700			700
Restricted stock grant and compensation expense, net of forfeitures, shares			305,182
Restricted stock grant and compensation expense, net of forfeitures, value	5,838		1	5,837
Exercise of stock options, shares			38,717
Exercise of stock options, value	375			375
Tax benefit from exercise of stock options	170			170
Stock option compensation expense	2,401			2,401
Shares issued to pay performance share units, shares			71,392
Shares issued to pay performance share units, value	920			920
Shares issued under Employee Stock Purchase Plan, shares			133,360
Shares issued under Employee Stock Purchase Plan, value	2,308			2,308
Shares repurchased (withheld) and retired, shares			(17,373)
Shares repurchased (withheld) and retired, value	(262)			(262)
Balance Ending at Dec. 31, 2009	1,178,045	0	79	387,885	(18,996)	809,077
Balance Ending, Shares at Dec. 31, 2009		0	78,559,350
Comprehensive income:
Net income (loss)	81,817					81,817
Other comprehensive income (loss) -
Foreign currency translation adjustment	(6,704)				(6,704)
Total comprehensive income/loss	75,113				(6,704)	81,817
Grant of restricted stock units	950			950
Restricted stock grant and compensation expense, net of forfeitures, shares			342,694
Restricted stock grant and compensation expense, net of forfeitures, value	11,367			11,367
Exercise of stock options, shares			87,150
Exercise of stock options, value	927			927
Tax benefit from exercise of stock options	560			560
Stock option compensation expense	15,493			15,493
Shares issued under Employee Stock Purchase Plan, shares			94,250
Shares issued under Employee Stock Purchase Plan, value	2,233			2,233
Shares repurchased (withheld) and retired, shares			(132,391)
Shares repurchased (withheld) and retired, value	(4,137)			(4,137)
Balance Ending at Dec. 31, 2010	$ 1,280,551		$ 79	$ 415,278	$ (25,700)	$ 890,894
Balance Ending, Shares at Dec. 31, 2010			78,951,053

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flows from operating activities:
Net income (loss)	$ 81,817	$ (102,323)	$ 351,475
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion, amortization and accretion	220,835	207,114	175,500
Deferred income taxes	7,716	(74,874)	98,093
Reduction in value of assets	32,004	212,527
Reduction in value of equity-method investments		36,486
Stock based and performance share unit compensation expense, net	27,207	11,785	12,182
Retirement and deferred compensation plans expense, net	4,825	1,550	15,255
(Earnings) losses from equity-method investments, net of cash received	2,905	28,606	(7,102)
Amortization of debt acquisition costs and note discount	23,954	21,744	19,963
Gain on sale of businesses	(1,083)	(2,084)	(40,946)
Other reconciling items, net	(4,708)
Changes in operating assets and liabilities, net of acquisitions and dispositions:
Receivables	(89,800)	25,609	(77,565)
Inventory and other current assets	85,687	(51,320)	(184,602)
Accounts payable	20,303	(24,637)	20,252
Accrued expenses	14,754	(41,264)	(5,917)
Decommissioning liabilities	(1,759)		(6,160)
Income taxes	10,510	(2,301)	12,434
Other, net	20,806	29,485	19,497
Net cash provided by operating activities	455,973	276,103	402,359
Cash flows from investing activities:
Payments for capital expenditures	(323,244)	(286,277)	(453,861)
Acquisitions of businesses, net of cash acquired	(276,077)	(1,247)	(8,410)
Cash proceeds from sale of businesses, net of cash sold	5,250	7,716	155,312
Cash contributed to equity-method investment		(8,694)
Other	(9,402)	(3,769)	(3,578)
Net cash used in investing activities	(603,473)	(292,271)	(310,537)
Cash flows from financing activities:
Net borrowings from revolving line of credit	(2,000)	177,000
Principal payments on long-term debt	(810)	(810)	(810)
Payment of debt acquisition costs	(5,182)	(2,308)
Proceeds from exercise of stock options	927	375	4,274
Tax benefit from exercise of stock options	560	170	5,411
Proceeds from issuance of stock through employee benefit plans	1,891	1,958	1,558
Purchase and retirement of stock			(103,784)
Other	(3,443)
Net cash provided by (used in) financing activities	(8,057)	176,385	(93,351)
Effect of exchange rate changes on cash	(221)	1,435	(5,267)
Net increase (decrease) in cash and cash equivalents	(155,778)	161,652	(6,796)
Cash and cash equivalents at beginning of year	206,505	44,853	51,649
Cash and cash equivalents at end of year	$ 50,727	$ 206,505	$ 44,853

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
(1)	Summary of Significant Accounting Policies
(a)	Basis of Presentation

The consolidated financial statements include the accounts of Superior Energy Services, Inc. and subsidiaries (the Company). All significant intercompany accounts and transactions are eliminated in consolidation. Certain previously reported amounts have been reclassified to conform to the 2010 presentation.

(b)	Business

The Company is a leading provider of specialized oilfield services and equipment focusing on serving the production and drilling related needs of oil and gas companies. The Company provides most of the services, tools and liftboats necessary to maintain, enhance and extend producing wells, as well as plug and abandonment services at the end of their life cycle.

(c)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make significant estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d)	Major Customers and Concentration of Credit Risk

The majority of the Company’s business is conducted with major and independent oil and gas exploration companies. The Company evaluates the financial strength of its customers and provides allowances for probable credit losses when deemed necessary.

The market for the Company’s services and products is the offshore and onshore oil and gas industry in the United States and select international market areas. Oil and gas companies make capital expenditures on exploration, drilling and production operations. The level of these expenditures historically has been characterized by significant volatility.

The Company derives a large amount of revenue from a small number of major and independent oil and gas companies. In 2010, no single customer accounted for more than 10% of total revenue. In 2009 and 2008, Chevron accounted for approximately 15% and 12%, respectively, Apache accounted for approximately 13% and 11%, respectively and BP accounted for approximately 11% of total revenue each year primarily related to our subsea and well enhancement segment.

In addition to trade receivables, other financial instruments that potentially subject the Company to concentrations of credit risk consist of cash and derivative instruments used in hedging activities. The Company periodically evaluates the creditworthiness of financial institutions which may serve as a counterparty. The financial institutions in which the Company transacts business are large, investment grade financial institutions which are “well-capitalized” under applicable regulatory capital adequacy guidelines, thereby minimizing its exposure to credit risks for deposits in excess of federally insured amounts and for failure to perform as the counterparty on interest rate swap agreements.
(e)	Cash Equivalents

The Company considers all short-term investments with a maturity of 90 days or less when purchased to be cash equivalents.

(f)	Accounts Receivable and Allowances

Trade accounts receivable are recorded at the invoiced amount or the earned amount but not yet invoiced and do not bear interest. The Company maintains allowances for estimated uncollectible receivables including bad debts and other items. The allowance for doubtful accounts is based on the Company’s best estimate of probable uncollectible amounts in existing accounts receivable. The Company determines the allowance based on historical write-off experience and specific identification.

(g)	Inventory and Other Current Assets

Inventory and other current assets include approximately $70.0 million and $38.4 million of inventory at December 31, 2010 and 2009, respectively. Our inventory balance at December 31, 2010 consisted of $31.4 million of finished goods, $1.4 million of work-in-process, $2.2 million of raw materials and $35.0 million of supplies and consumables. Our inventory balance at December 31, 2009 consisted primarily of supplies and consumables. Inventories are stated at the lower of cost or market. Cost is determined on an average cost basis for finished goods and work-in-process. Supplies and consumables consist principally of products used in our services provided to customers.

Additionally, inventory and other current assets include approximately $146.9 million and $210.0 million of costs incurred and estimated earnings in excess of billings on uncompleted contracts at December 31, 2010 and 2009, respectively. The Company follows the percentage-of-completion method of accounting for applicable contracts. Accordingly, income is recognized in the ratio that costs incurred bears to estimated total costs. Adjustments to cost estimates are made periodically, and losses expected to be incurred on contracts in progress are charged to operations in the period such losses are determined.

(h)	Property, Plant and Equipment

Property, plant and equipment are stated at cost, except for assets acquired using purchase accounting, which are recorded at fair value as of the date of acquisition. With the exception of the Company’s liftboats, derrick barges and dynamically positioned subsea vessels, depreciation is computed using the straight line method over the estimated useful lives of the related assets as follows:

Buildings and improvements	3 to 40 years
Marine vessels and equipment	5 to 25 years
Machinery and equipment	2 to 20 years
Automobiles, trucks, tractors and trailers	3 to 10 years
Furniture and fixtures	2 to 10 years
The Company’s liftboats, derrick barges and dynamically positioned subsea vessels are depreciated using the units-of-production method based on the utilization of the vessels and are subject to a minimum amount of annual depreciation. The units-of-production method is used for these assets because depreciation and depletion occur primarily through use rather than through the passage of time.

The Company capitalizes interest on the cost of major capital projects during the active construction period. Capitalized interest is added to the cost of the underlying assets and is amortized over the useful lives of the assets. The Company capitalized approximately $2.7 million, $2.9 million and $3.1 million in 2010, 2009 and 2008, respectively, of interest for various capital projects.

During the fourth quarter of 2010, the Company recorded a reduction in the value of assets totaling $32.0 million in connection with liftboat components primarily related to the two partially completed 265-foot class liftboats. After a thorough and comprehensive evaluation, the Company concluded in December that it was impractical to complete these vessels. As such, the Company reduced the carrying value in these assets to their respective net realizable value and will utilize the remaining components as spares for the existing fleet.

Long-lived assets and certain identifiable intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is assessed by a comparison of the carrying amount of assets to their fair value calculated, in part, by the future net cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value. Assets are grouped by subsidiary or division for the impairment testing, except for liftboats, which are grouped together by leg length. These groupings represent the lowest level of identifiable cash flows. The Company has long-lived assets, such as facilities, utilized by multiple operating divisions that do not have identifiable cash flows. Impairment testing for these long-lived assets is based on the consolidated entity. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. For the year ended December 31, 2009, we recorded approximately $119.8 million reduction in the value of property, plant and equipment due to the decline in the North American land market area (see note 3).

(i)	Goodwill

The Company follows authoritative guidance for goodwill and other intangible assets. This guidance requires that goodwill as well as other intangible assets with indefinite lives no longer be amortized, but instead tested annually for impairment. To test for impairment at December 31, 2010, the Company identified its reporting units (which are consistent with the Company’s operating segments) and determined the carrying value of each reporting unit by assigning the assets and liabilities, including goodwill and intangible assets, to the reporting units. The Company then estimated the fair value of each reporting unit and compared it to the reporting unit’s carrying value. Based on this test, the fair values of the reporting units substantially exceeded the carrying amounts. No impairment loss was recognized in the years ended December 31, 2010, 2009 or 2008 under this method. The following table summarizes the activity for the Company’s goodwill for the years ended December 31, 2010 and 2009 (amounts in thousands):

	Subsea and	Drilling
	Well	Products and
	Enhancement	Services	Marine	Total

Balance, December 31, 2008	$332,078	$134,620	$11,162	$477,860
Disposition activities	—	—	(229)	(229)
Additional consideration paid or accrued for prior acquisitions	—	1,731	—	1,731
Foreign currency translation adjustment	33	3,085	—	3,118

Balance, December 31, 2009	$332,111	$139,436	$10,933	$482,480

Acquisition activities	93,650	—	—	93,650
Disposition activities	—	—	(80)	(80)
Additional consideration paid for prior acquisitions	14,029	1,000	—	15,029
Foreign currency translation adjustment	(2,106)	(973)	—	(3,079)

Balance, December 31, 2010	$437,684	$139,463	$10,853	$588,000

If, among other factors, (1) the Company’s market capitalization declines and remains below its stockholders’ equity, (2) the fair value of the reporting units decline, or (3) the adverse impacts of economic or competitive factors are worse than anticipated, the Company could conclude in future periods that impairment losses are required.
(j)	Notes Receivable

Notes receivable consist of commitments from the seller of oil and gas properties towards the abandonment of the acquired properties. Pursuant to the agreement with the seller, the Company will invoice the seller agreed upon amounts at the completion of certain decommissioning activities. The gross amount of these notes total $115.0 million and is recorded at present value using an effective interest rate of 6.58%. The related discount is amortized to interest income based on the expected timing of the platform’s removal.

(k)	Intangible and Other Long-Term Assets

Intangible and other long-term assets consist of the following at December 31, 2010 and 2009 (amounts in thousands):

	December 31, 2010			December 31, 2009
	Gross	Accumulated	Net	Gross	Accumulated	Net
	Amount	Amortization	Balance	Amount	Amortization	Balance
Customer relationships	$23,306	$(4,317)	$18,989	$12,826	$(2,777)	$10,049
Tradenames	17,924	(1,622)	16,302	2,654	(808)	1,846
Non-compete agreements	1,320	(1,211)	109	1,465	(1,117)	348
Debt acquisition costs	25,886	(14,412)	11,474	20,704	(10,237)	10,467
Deferred compensation plan assets	10,820	—	10,820	12,382	—	12,382
Escrowed cash	33,013	—	33,013	—	—	—
Long-term assets held as major replacement spares	19,999	—	19,999	13,774	—	13,774
Other	3,780	(503)	3,277	2,412	(309)	2,103

Total	$136,048	$(22,065)	$113,983	$66,217	$(15,248)	$50,969

Customer relationships, tradenames, and non-compete agreements are amortized using the straight line method over the life of the related asset with weighted average useful lives of 13 years, 18 years, and 3 years, respectively. Debt acquisition costs are amortized primarily using the effective interest method over the life of the related debt agreements with a weighted average useful life of 7 years. Amortization of debt acquisition costs is recorded in interest expense. Amortization expense (exclusive of debt acquisition costs) was approximately $3.3 million, $4.3 million and $9.1 million for the years ended December 31, 2010, 2009 and 2008, respectively. Estimated annual amortization of intangible assets (exclusive of debt acquisition costs) will be approximately $3.1 million for 2011and 2012, $3.0 million for 2013 and 2014 and $2.9 million for 2015, excluding the effects of any acquisitions or dispositions subsequent to December 31, 2010.

In connection with the review for impairment of long-lived assets in accordance with authoritative guidance, the Company recorded approximately $92.7 million as a reduction in the value of intangible assets during the year ended December 31, 2009 (see note 3).

(l)	Decommissioning Liabilities

In connection with the acquisition of the Bullwinkle platform and its related assets, the Company records estimated future decommissioning liabilities in accordance with the authoritative guidance related to asset retirement obligations (decommissioning liabilities), which requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred, with a corresponding increase in the carrying amount of the related long-lived asset. Subsequent to initial measurement, the decommissioning liability is required to be accreted each period to present value. The Company’s decommissioning liabilities associated with the Bullwinkle platform and its related assets consist of costs related to the plugging of wells, the removal of the related facilities and equipment, and site restoration.
Whenever practical, the Company utilizes its own equipment and labor services to perform well abandonment and decommissioning work. When the Company performs these services, all recorded intercompany revenues and related costs of services are eliminated in the consolidated financial statements. The recorded decommissioning liability associated with a specific property is fully extinguished when the property is abandoned. The recorded liability is first reduced by all cash expenses incurred to abandon and decommission the property. If the recorded liability exceeds (or is less than) the Company’s total costs, then the difference is reported as income (or loss) within revenue during the period in which the work is performed. The Company reviews the adequacy of its decommissioning liabilities whenever indicators suggest that the estimated cash flows needed to satisfy the liability have changed materially. The timing and amounts of these expenditures are estimates, and changes to these estimates may result in additional (or decreased) liabilities recorded, which in turn would increase (or decrease) the carrying values of the related assets. The Company reviews its estimates for the timing of these expenditures on a quarterly basis.

In connection with the acquisition of Superior Completion Services, the Company assumed approximately $10.0 million of decommissioning liabilities associated with restoring two chartered vessels to the original condition in which they were received.

The following table summarizes the activity for the Company’s decommissioning liabilities for the year ended December 31, 2010 (amounts in thousands):

Decommissioning liabilities, December 31, 2009	$—
Liabilities acquired and incurred	136,559
Liabilities settled	(1,759)
Accretion	7,018
Revision in estimated liabilities	(24,102)

Decommissioning liabilities, December 31, 2010	117,716

Less: current portion	16,929

Long-term decommissioning liabilities, December 31, 2010	$100,787

(m)	Revenue Recognition

Revenue is recognized when services or equipment are provided. The Company contracts for marine and subsea and well enhancement projects either on a day rate or turnkey basis, with a vast majority of its projects conducted on a day rate basis. The Company’s drilling products and services are rented on a day rate basis, and revenue from the sale of equipment is recognized when the equipment is shipped. Reimbursements from customers for the cost of drilling products and services that are damaged or lost down-hole are reflected as revenue at the time of the incident. The Company is accounting for the revenue and related costs on a large-scale platform decommissioning contract on the percentage-of-completion method utilizing costs incurred as a percentage of total estimated costs (see note 5). Subsequent to the acquisition of Bullwinkle and prior to the sale of 75% of its interest in SPN Resources, the Company recognized oil and gas revenue from its interests in producing wells as oil and natural gas was sold from those wells.

(n)	Taxes Collected from Customers

In connection with authoritative guidance related to taxes collected from customers and remitted to governmental authorities, the Company elected to net taxes collected from customers against those remitted to government authorities in the financial statements consistent with the historical presentation of this information.
(o)	Income Taxes

The Company accounts for income taxes and the related accounts under the asset and liability method. Deferred income taxes reflect the impact of temporary differences between amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws.

(p)	Earnings (Loss) per Share

Basic earnings (loss) per share is computed by dividing income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed in the same manner as basic earnings per share except that the denominator is increased to include the number of additional common shares that could have been outstanding assuming the exercise of stock options and restricted stock units and the potential shares that would have a dilutive effect on earnings per share.

Stock options and restricted stock units of approximately 1,650,000, 1,180,000 and 240,000 shares were excluded in the computation of diluted earnings per share for the years ended December 31, 2010, 2009 and 2008, respectively, as the effect would have been anti-dilutive.

In connection with the Company’s outstanding senior exchangeable notes, there could be a dilutive effect on earnings per share if the price of the Company’s common stock exceeds the initial exchange price of $45.58 per share for a specified period of time. In the event the Company’s common stock exceeds $45.58 per share for a specified period of time, the first $1.00 the price exceeds $45.58 would cause a dilutive effect of approximately 188,400 shares. As the share price continues to increase, dilution would continue to occur but at a declining rate. The impact on the calculation of earnings per share varies depending on when during the quarter the $45.58 per share price is reached (see note 8).

(q)	Financial Instruments

The fair value of the Company’s financial instruments of cash equivalents and accounts receivable approximates their carrying amounts. The fair value of the Company’s debt was approximately $902.5 million and $853.2 million at December 31, 2010 and 2009, respectively. The fair value of these debt instruments is determined by reference to the market value of the instrument as quoted in an over-the-counter market.

(r)	Foreign Currency

Results of operations for foreign subsidiaries with functional currencies other than the U.S. dollar are translated using average exchange rates during the period. Assets and liabilities of these foreign subsidiaries are translated using the exchange rates in effect at the balance sheet dates, and the resulting translation adjustments are reported as accumulated other comprehensive income (loss) in the Company’s stockholders’ equity.

For international subsidiaries where the functional currency is the U.S. dollar, financial statements are remeasured into U.S. dollars using the historical exchange rate for most of the long-term assets and liabilities and the balance sheet date exchange rate for most of the current assets and liabilities. An average exchange rate is used for each period for revenues and expenses. These transaction gains and losses, as well as any other transactions in a currency other than the functional currency, are included in general and administrative expenses in the consolidated statements of operations in the period in which the currency exchange rates change. For the years ended December 31, 2010, 2009 and 2008 the Company recorded approximately $1.6 million, $3.5 million and $4.3 million of foreign currency gains, respectively.
(s)	Stock-Based Compensation

In accordance with authoritative guidance related to stock compensation, the Company records compensation costs relating to share based payment transactions within the general and administrative expenses in the financial statements. The cost is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense over the employee’s requisite service period (generally the vesting period of the equity award).

(t)	Hedging Activities

In an effort to achieve a more balanced debt portfolio by targeting an overall desired position of fixed and floating rates, the Company entered into an interest rate swap in March 2010. Under this agreement, the Company is entitled to receive semi-annual interest payments at a fixed rate of 6 7/8% per annum and is obligated to make quarterly interest payments at a variable rate. Interest rate swap agreements that are effective at hedging the fair value of fixed-rate debt agreements are designated and accounted for as fair value hedges. At December 31, 2010, the Company had fixed-rate interest on approximately 63% of its long-term debt. As of December 31, 2010, the Company had a notional amount of $150 million related to this interest rate swap with a variable interest rate, which is adjusted every 90 days, based on LIBOR plus a fixed margin.

From time to time, the Company enters into forward foreign exchange contracts to hedge the impact of foreign currency fluctuations. The forward foreign exchange contracts generally have maturities ranging from one to eighteen months. The Company does not enter into forward foreign exchange contracts for trading purposes. During the years ended December 31, 2010 and 2008, the Company held foreign currency forward contracts outstanding in order to hedge exposure to currency fluctuations. During the year ended December 31, 2009, the Company did not hold any foreign currency forward contracts. These contracts are not designated as hedges, for hedge accounting treatment, and are marked to fair market value each period. As of December 31, 2010, we had no outstanding foreign currency forward contracts.

(u)	Other Comprehensive Loss

The following table reconciles the change in accumulated other comprehensive loss for the years ended December 31, 2010 and 2009 (amounts in thousands):

	Year Ended December 31,
	2010	2009
Accumulated other comprehensive loss, net, December 31, 2009 and 2008, respectively	$(18,996)	$(32,641)

Other comprehensive income (loss), net of tax:
Hedging activities:
Unrealized gain (loss) on hedging activities for equity-method investments, net of tax of ( $2,279) in 2009	—	(3,881)
Foreign currency translation adjustment	(6,704)	17,526

Total other comprehensive income (loss)	(6,704)	13,645

Accumulated other comprehensive loss, net,
December 31, 2010 and 2009, respectively	$(25,700)	$(18,996)

Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2010
Supplemental Cash Flow Information [Abstract]
Supplemental Cash Flow Information
(2)	Supplemental Cash Flow Information
The following table includes the Company’s supplemental cash flow information for the years ended December 31, 2010, 2009 and 2008 (amounts in thousands):

	2010	2009	2008
Cash paid for interest	$34,034	$28,833	$29,621

Cash paid for income taxes	$25,435	$16,434	$76,519

Details of business acquisitions:
Fair value of assets	$515,767	$1,247	$8,589
Fair value of liabilities	(228,417)	—	(179)

Cash paid	287,350	1,247	8,410
Less cash acquired	(11,273)	—	—

Net cash paid for acquisitions	$276,077	$1,247	$8,410

Details of proceeds from sale of businesses:
Book value of assets	$4,236	$5,632	$297,321
Book value of liabilities	81	—	(118,894)
Receivable due from sale	(150)	—	—
Investment retained	—	—	(48,571)
Liability retained	—	—	2,900
Gain on sale of business	1,083	2,084	40,946

Cash received	5,250	7,716	173,702
Less cash sold	—	—	(18,390)

Net cash proceeds from sale of businesses	$5,250	$7,716	$155,312

Non-cash investing activity:
Long term payable on vessel construction	$—	$5,000	$—

Additional consideration payable on acquisitions	$—	$484	$—

Non-cash financing activity:

Share settlement for employee tax liability	$3,093	$—	$—

Reduction in Value of Assets	12 Months Ended
Dec. 31, 2010
Reduction In Value of Assets [Abstract]
Reduction in Value of Assets
(3)	Reduction in Value of Assets
During the fourth quarter of 2010, the Company wrote off liftboat components, primarily related to the two partially completed 265-foot class liftboats, totaling  $32.0 million. After a detailed evaluation, the Company concluded in December that it was impractical to complete these vessels. As such, the carrying value of these assets was reduced to their respective net realizable values. These remaining components will be utilized as spares for our existing fleet.
In accordance with authoritative guidance on property, plant and equipment, long-lived assets, such as property, plant and equipment and purchased intangibles subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability of assets to be held and used is assessed by a comparison of the carrying amount of such assets to their fair value calculated, in part, by the estimated undiscounted future cash flows expected to be generated by the assets. Cash flow estimates are based upon, among other things, historical results adjusted to reflect the best estimate of future market rates, utilization levels, and operating performance. Estimates of cash flows may differ from actual cash flows due to, among other things, changes in economic conditions or changes in an asset’s operating performance. The Company’s assets are grouped by subsidiary or division for the impairment testing, except for liftboats, which are grouped together by leg length. These groupings represent the lowest level of identifiable cash flows. If the assets’fair value is less than the carrying amount of those items, impairment losses are recorded in the amount by which the carrying amount of such assets exceeds the fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value less estimated costs to sell. The net carrying value of assets not fully recoverable is reduced to fair value. The estimate of fair value represents the Company’s best estimate based on industry trends and reference to market transactions and is subject to variability. The oil and gas industry is cyclical and these estimates of the period over which future cash flows will be generated, as well as the predictability of these cash flows, can have a significant impact on the carrying values of these assets and, in periods of prolonged down cycles, may result in impairment charges. During the second quarter of 2009, the Company recorded approximately  $92.7 million of expense in connection with intangible assets within the subsea and well enhancement segment. This reduction in value of intangible assets was primarily due to the decline in demand for services in the domestic land market area. During the fourth quarter of 2009, the domestic land market remained depressed and the forecast of this market did not suggest a timely recovery sufficient to support the carrying values of these assets. As such, the Company recorded approximately  $119.8 million of expense related to tangible assets (property, plant and equipment) within the same segment.
In accordance with authoritative guidance on intangible assets, goodwill and other intangible assets with indefinite lives will not be amortized, but instead tested for impairment annually as of December 31 or on an interim basis if events or circumstances indicate that the fair value of the asset has decreased below its carrying value. In order to estimate the fair value of the reporting units (which is consistent with the reported business segments), the Company used a weighting of the discounted cash flow method and the public company guideline method of determining fair value of each reporting unit. The Company weighted the discounted cash flow method 80% and the public company guideline method 20% due to differences between the Company’s reporting units and the peer companies’ size, profitability and diversity of operations. In order to validate the reasonableness of the estimated fair values obtained for the reporting units, a reconciliation of fair value to market capitalization was performed for each unit on a standalone basis. A control premium, derived from market transaction data, was used in this reconciliation to ensure that fair values were reasonably stated in conjunction with the Company’s capitalization. These fair value estimates were then compared to the carrying value of the reporting units. As the fair value of the reporting unit exceeded the carrying amount, no impairment loss was recognized during the years ended December 31, 2010, 2009 and 2008. A significant amount of judgment was involved in performing these evaluations since the results are based on estimated future events.

Acquisitions	12 Months Ended
Dec. 31, 2010
Acquisitions [Abstract]
Acquisitions
(4)	Acquisitions
Superior Completion Services
On August 30, 2010, the Company acquired certain assets (now operating as Superior Completion Services) from subsidiaries of Baker Hughes Incorporated (Baker Hughes) for approximately  $54.3 million of cash. The assets purchased were used in Baker Hughes’ Gulf of Mexico stimulation and sand control business. Superior Completion Services provides the Company greater exposure to well completions and intervention projects earlier in the life cycle of the well.
The following table summarizes the consideration paid for Superior Completion Services and the fair value of the assets acquired and liabilities assumed at the acquisition date (in thousands):

Current assets	$30,728
Property, plant and equipment	31,853
Identifiable intangible assets	2,047
Current liabilities	(352)
Decommissioning liabilities	(10,000)

Total consideration paid	$54,276

Current assets include inventory consisting of sand control completion tools. Identifiable intangible assets include amortizable intangibles of  $1.6 million related to brand names with a useful life of 10 years as well as  $0.4 million of customer relationships with a useful life of 15 years. Decommissioning liabilities consist of contractual obligations to restore two chartered stimulation vessels to their original condition prior to returning to their respective owners.
The Company expensed a total of approximately  $0.2 million of acquisition-related costs during the year ended December 31, 2010, which was recorded as general and administrative expenses in the consolidated statements of operations.
Hallin
On January 26, 2010, the Company acquired 100% of the equity interest of Hallin Marine Subsea International Plc (Hallin) for approximately  $162.3 million of cash. Additionally, the Company repaid approximately  $55.5 million of Hallin’s debt. Hallin is an international provider of integrated subsea services and engineering solutions, focused on installing, maintaining and extending the life of subsea wells. Hallin operates in international offshore oil and gas markets with offices and facilities located in Singapore, Indonesia, Australia, Scotland and the United States. The acquisition of Hallin provides the Company the opportunity to enhance its position in the subsea and well enhancement market through Hallin’s existing subsea assets (remotely operated vehicles, saturation diving systems, chartered and owned vessels) and newbuild vessel program.
The following table summarizes the consideration paid for Hallin and the fair value of the assets acquired and liabilities assumed at the acquisition date (in thousands):

Current assets	$42,096
Property, plant and equipment	147,721
Equity-method investments	1,299
Identifiable intangible assets	118,150
Current liabilities	(30,217)
Deferred income taxes	(8,130)
Other long term liabilities	(53,159)

Total consideration paid	$217,760

Identifiable intangible assets include goodwill of  $93.7 million and amortizable intangibles of  $24.5 million. Goodwill consists of assembled workforce, entry into new international markets and business lines, as well as synergistic opportunities created by including the operations of Hallin with the existing services of the Company. All of the goodwill was assigned to the Company’s subsea and well enhancement segment. None of the goodwill recognized is expected to be deductible for income tax purposes. Amortizable intangibles consist of tradenames and customer relationships that have a weighted average useful life of 18 years.
The fair value of the current assets acquired includes trade receivables with a fair value of  $19.3 million. The gross amount due from customers was  $21.4 million, of which  $2.1 million was deemed to be doubtful.
The Company expensed a total of  $0.7 million of acquisition-related costs during the year ended December 31, 2010, which was recorded as general and administrative expenses in the consolidated statements of operations. An additional  $4.9 million of acquisition-related costs, a portion of which was related to foreign currency exchange loss, was expensed in the year ended December 31, 2009.
Hallin is the lessee of a dynamically positioned subsea vessel under a capital lease expiring in 2019 with a 2 year renewal option. Hallin owns a 5% equity interest in the entity that owns this leased asset. The entity owning this vessel had  $31.3 million of debt as of December 31, 2010, all of which was non-recourse to the Company. The amount of the asset and liability under this capital lease is recorded at the present value of the lease payments. This vessel is depreciated using the units-of-production method based on the utilization of the vessel and is subject to a minimum amount of annual depreciation. The units-of-production method is used for this vessel because depreciation occurs primarily through use rather than through the passage of time. Depreciation expense for this asset under the capital lease was approximately  $3.8 million from the date of acquisition through December 31, 2010. Included in other long-term liabilities at December 31, 2010 is  $33.0 million related to the obligations under this capital lease.
Bullwinkle Platform
On January 31, 2010, Wild Well Control, Inc. (Wild Well), a wholly-owned subsidiary of the Company, acquired 100% ownership of Shell Offshore Inc.’s Gulf of Mexico Bullwinkle platform and its related assets, including 29 wells, and assumed the decommissioning obligation for such assets. Immediately after Wild Well acquired these assets, it conveyed an undivided 49% interest in these assets and the related well plugging and abandonment obligations to Dynamic Offshore Resources, LLC (Dynamic Offshore), which operates these assets. Additionally, Dynamic Offshore will pay Wild Well to extinguish its 49% portion of the well plugging and abandonment obligation (see note 5). In addition to the revenue generated from oil and gas production, the platform also generates revenue from several production handling arrangements for other subsea fields. At the end of their respective economic lives, Wild Well will plug and abandon the wells and decommission the Bullwinkle platform. This body of work will provide additional opportunities for our products and services in the Gulf of Mexico, especially during cyclical and slower seasonal periods.
The following table summarizes the fair value of the assets acquired and liabilities assumed as of the acquisition date (in thousands):

Current assets	$3,641
Notes receivable	81,465
Property, plant and equipment	41,453
Decommissioning liabilities	(126,559)

Total consideration paid	$—

Notes receivable consist of a commitment from the seller of the oil and gas properties to pay Wild Well upon the decommissioning of the platform. The gross amount of these notes total  $115.0 million and are recorded at present value using an effective interest rate of 6.58%. The related discount is amortized to interest income based on the expected timing of the platform’s removal.
The Company expensed a total of  $0.1 million of acquisition-related costs during the year ended December 31, 2010, which was recorded as general and administrative expenses in the consolidated statements of operations.
The revenue and earnings (losses) related to Superior Completion Services, Hallin and the Bullwinkle platform included in the Company’s consolidated statement of operations for the year ended December 31, 2010, and the revenue and earnings (losses) of the Company on a consolidated basis as if these acquisitions had occurred on January 1, 2009, with pro forma adjustments to give effect to depreciation, interest and certain other adjustments, together with related income tax effects, are as follows (in thousands, except per share amounts):

			Basic	Diluted
			earnings (loss)	earnings (loss)
	Revenue	Net income (loss)	per share	per share
Actual from date of acquisition through the period ended December 31, 2010	$192,063	$18,230	$0.23	$0.23

Supplemental pro forma for the Company:
Year ended December 31, 2010	$1,735,237	$74,326	$0.94	$0.93
Year ended December 31, 2009	$1,678,264	$(77,989)	$(1.00)	$(1.00)
The 2010 and 2009 supplemental pro forma earnings above were adjusted to exclude  $1.0 million and  $4.9 million, respectively, of acquisition-related costs incurred in each of these periods.
The Company has no off-balance sheet financing arrangements other than potential additional consideration that may be payable as a result of future operating performances of certain acquisitions. At December 31, 2010, the maximum additional contingent consideration payable was approximately  $4.0 million and will be determined and payable through 2012. Since these acquisitions occurred before the Company adopted the revised authoritative guidance for business combinations, these amounts are not classified as liabilities and are not reflected in the Company’s financial statements until the amounts are fixed and determinable. The Company paid additional consideration of approximately  $15.3 million for the year ended December 31, 2010, as a result of prior acquisitions. Of the consideration paid,  $15.0 million was capitalized during the year ended December 31, 2010 and  $0.3 million had been capitalized and accrued during 2009.

Long-Term Contracts	12 Months Ended
Dec. 31, 2010
Long-Term Contracts [Abstract]
Long-Term Contracts
(5)	Long-Term Contracts
In January 2010, Wild Well acquired 100% ownership of Shell Offshore Inc.’s Gulf of Mexico Bullwinkle platform and its related assets, and assumed the decommissioning obligations of such assets. In connection with the conveyance of an undivided 49% interest in these assets and the related well plugging and abandonment obligations, Dynamic Offshore will pay Wild Well to extinguish its portion of the well plugging and abandonment obligations, limited to the current fair value of the obligation at the time of acquisition. As part of the asset purchase agreement with Shell Offshore Inc., Wild Well was required to obtain a  $50 million performance bond as well as fund  $50 million into an escrow account. This escrow account will be funded  $3.0 million monthly through May 2011, with a final payment of  $2.0 million in June 2011. Dynamic Offshore will fund a portion of this amount as part of its payment obligation for the well plugging and abandonment. Included in intangible and other long-term assets, net is escrowed cash of  $33.0 million as of December 31, 2010. Included in other long-term liabilities is deferred revenue of  $16.2 million as of December 31, 2010.
In connection with the sale of 75% of its interest in SPN Resources, the Company retained preferential rights on certain service work and entered into a turnkey contract to perform well abandonment and decommissioning work associated with oil and gas properties owned and operated by SPN Resources. This contract covers only routine end of life well abandonment and pipeline and platform decommissioning for properties owned and operated by SPN Resources at the date of closing and has a remaining fixed price of approximately  $134.8 million and  $141.1 million as of December 31, 2010 and 2009, respectively. The turnkey contract consists of numerous, separate billable jobs estimated to be performed through 2022. Each job is short-term in duration and will be individually recorded on the percentage-of-completion method utilizing costs incurred as a percentage of total estimated costs.
In December 2007, Wild Well entered into contractual arrangements pursuant to which it is decommissioning seven downed oil and gas platforms and related wells located offshore in the Gulf of Mexico for a fixed sum of  $750 million, which is payable in installments upon the completion of specified portions of work. The contract contains certain covenants primarily related to Wild Well’s performance of the work. As of December 31, 2010, all work on this project was complete, pending certain regulatory approvals. The revenue related to the contract for decommissioning these downed platforms and wells is recorded on the percentage-of-completion method utilizing costs incurred as a percentage of total estimated costs. Included in other current assets at December 31, 2010 and 2009 is approximately  $144.5 million and  $209.5 million, respectively, of costs and estimated earnings in excess of billings related to this contract.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
(6) Property, Plant and Equipment
A summary of property, plant and equipment at December 31, 2010 and 2009 (in thousands) is as follows:

	2010	2009
Buildings, improvements and leasehold improvements	$127,725	$105,650
Marine vessels and equipment	499,398	333,350
Machinery and equipment	1,248,318	1,095,402
Automobiles, trucks, tractors and trailers	31,934	26,499
Furniture and fixtures	35,124	28,050
Construction-in-progress	83,694	49,483
Land	24,223	12,021
Oil and gas producing assets	34,336	—

	2,084,752	1,650,455
Accumulated depreciation and depletion	(771,602)	(591,479)

Property, plant and equipment, net	$1,313,150	$1,058,976

During the fourth quarter of 2010, the Company recorded a reduction in the value of assets totaling  $32.0 million in connection with liftboat components primarily related to the partially completed 265-foot class liftboats. After a thorough and comprehensive evaluation, the Company concluded in December that it was impractical to complete these vessels. As such, the Company reduced the carrying value in these assets to their respective net realizable value and will utilize the remaining components as spares for the existing fleet.
In connection with the review for impairment of long-lived assets in accordance with authoritative guidance, the Company recorded approximately  $119.8 million as a reduction in the value of property, plant and equipment during the year ended December 31, 2009.
The Company had approximately  $22.7 million and  $22.4 million of leasehold improvements at December 31, 2010 and 2009, respectively. These leasehold improvements are depreciated over the shorter of the life of the asset or the life of the lease using the straight line method. Depreciation expense (excluding depletion, amortization and accretion) was approximately  $207.7 million,  $202.8 million and  $163.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.
Capital Lease
Hallin is the lessee of a dynamically positioned subsea vessel under a capital lease expiring in 2019 with a 2 year renewal option. Hallin owns a 5% equity interest in the entity that owns this leased asset. The entity owning this vessel had  $31.3 million of debt as of December 31, 2010, all of which was non-recourse to the Company. The amount of the asset and liability under this capital lease is recorded at the present value of the lease payments. This vessel is depreciated using the units-of-production method based on the utilization of the vessel and is subject to a minimum amount of annual depreciation. The units-of-production method is used for this vessel because depreciation occurs primarily through use rather than through the passage of time. At December 31, 2010, the vessel’s gross asset value under the capital lease was approximately  $37.6 million and depreciation expense was approximately  $3.8 million from the date of acquisition through December 31, 2010. At December 31, 2010, the Company had approximately  $33.0 million included in other long-term liabilities and approximately  $3.2 million included in accounts payable related to the obligations under this capital lease. The future minimum lease payments under this capital lease are approximately  $3.2 million,  $3.6 million,  $3.9 million,  $4.2 million and  $4.6 million in the years ending 2011, 2012, 2013, 2014 and 2015, respectively, exclusive of interest at an annual rate of 8.5%. For the year ended December 31, 2010, the Company recorded interest expense of approximately  $3.0 million in connection with this capital lease.

Equity-Method Investments	12 Months Ended
Dec. 31, 2010
Equity-Method Investments [Abstract]
Equity-Method Investments
(7) Equity-Method Investments
Investments in entities that are not controlled by the Company, but where the Company has the ability to exercise significant influence over the operations, are accounted for using the equity-method. The Company’s share of the income or losses of these entities is reflected as earnings or losses from equity-method investments in its consolidated statements of operations.
On March 14, 2008, the Company sold 75% of its original interest in SPN Resources. The Company’s equity-method investment balance in SPN Resources was approximately  $43.6 million at December 31, 2010 and  $52.3 million at December 31, 2009. The Company recorded earnings from its equity-method investment in SPN Resources of approximately  $1.2 million for the year ended December 31, 2010 and losses of approximately  $7.6 million for the year ended December 31, 2009. From the date of sale through December 31, 2008, the Company recorded earnings from its equity-method investment in SPN Resources of approximately  $34.3 million. Additionally, the Company received approximately  $9.9 million and  $5.9 million of cash distributions from its equity-method investment in SPN Resources for the years ended December 31, 2010 and 2009, respectively. The Company, where possible and at competitive rates, provides its products and services to assist SPN Resources in producing and developing its oil and gas properties. The Company had a receivable from this equity-method investment of approximately  $3.2 million and  $1.9 million at December 31, 2010 and 2009, respectively. The Company also recorded revenue from this equity-method investment of approximately  $11.4 million and  $11.0 million for the years ended December 31, 2010 and 2009, respectively and  $15.2 million from the date of sale through December 31, 2008. The Company also reduces its revenue and its investment in SPN Resources for its respective ownership interest when products and services are provided to and capitalized by SPN Resources. As these capitalized costs are depleted by SPN Resources, the Company then increases its revenue and investment in SPN Resources. As such, the Company recorded a net increase in revenue and its investment in SPN Resources of approximately  $0.6 million for the year ended December 31, 2009. The Company recorded a net decrease in revenue and its investment in SPN Resources of approximately  $0.7 million from the date of sale through December 31, 2008.
During the year ended December 31, 2009, the Company wrote off the remaining carrying value of its 40% interest in Beryl Oil and Gas L.P. (BOG),  $36.5 million, and suspended recording its share of BOG’s operating results under equity-method accounting as a result of continued negative BOG operating results, lack of viable interested buyers and unsuccessful attempts to renegotiate the terms and conditions of its loan agreements with lenders on terms that would preserve the Company’s investment. The Company’s total cash contribution for this equity-method investment in BOG was approximately  $57.8 million. The Company recorded losses from its equity-method investment in BOG of approximately  $14.0 million and  $9.9 million for the years ended December 31, 2009 and 2008, respectively. The Company also recorded revenue of approximately  $7.0 million and  $2.1 million from BOG for the years ended December 31, 2009 and 2008, respectively. The Company also recorded a net increase (decrease) in its investment in BOG of approximately ( $6.1) million and  $10.2 million for the years ended December 31, 2009 and 2008, respectively, for its proportionate share of accumulated other comprehensive income generated from hedging transactions. The Company recorded a net increase in revenue and its investment in BOG for services provided by the Company that were capitalized by BOG of approximately  $0.2 million and  $0.1 million for the years ended December 31, 2009 and 2008, respectively.
In October 2009, DBH, LLC (DBH) acquired BOG in connection with a restructuring of BOG in which the previously existing debt obligations of BOG were partially extinguished and otherwise renegotiated. Simultaneous with that acquisition, the Company acquired a 24.6% membership interest in DBH for approximately  $8.7 million. DBH’s purchase of BOG using the acquisition method of accounting resulted in a difference between the carrying amount of the Company’s investment in DBH and the underlying equity in net assets. The difference is being adjusted against the equity in earnings based on the depletion of DBH’s oil and gas assets and related reserves. The Company’s equity-method investment balance in DBH was approximately  $13.8 million and  $7.7 million at December 31, 2010 and 2009, respectively. The Company recorded earnings from its equity-method investment in DBH of approximately  $7.1 million during the year ended December 31, 2010. From the date of acquisition through December 31, 2009, the Company recorded a loss from its equity-method investment in DBH of approximately  $1.0 million. Additionally, the Company received approximately  $1.0 million of cash distributions from its equity-method investment in DBH for the year ended December 31, 2010. The Company had a receivable from this equity- method investment of approximately  $1.4 million and  $2.3 million at December 31, 2010 and 2009, respectively. The Company also recorded revenue from this equity-method investment of approximately  $4.1 million and  $2.4 million for the year ended December 31, 2010 and from the date of acquisition through December 31, 2009, respectively.
Combined summarized financial information for all investments that are accounted for using the equity-method of accounting is as follows (in thousands):

	December 31,
	2010	2009
Current Assets	$104,241	$162,870
Noncurrent assets	487,136	500,187

Total assets	$591,377	$663,057

Current liabilities	$49,587	$81,675
Noncurrent liabilities	197,672	218,003

Total liabilities	$247,259	$299,678

	Years Ended December 31,
	2010	2009	2008
Revenues	$204,935	$245,092	$315,895
Cost of sales	80,525	110,101	238,656

Gross profit	$124,410	$134,991	$77,239

Income (loss) from continuing operations	$(8,016)	$(10,024)	$58,680

Debt	12 Months Ended
Dec. 31, 2010
Debt [Abstract]
Debt
(8) Debt
The Company’s long-term debt as of December 31, 2010 and 2009 consisted of the following (in thousands):

	2010	2009
Senior Notes — interest payable semiannually at 6.875%, due June 2014	$300,000	$300,000
Discount on 6.875% Senior Notes	(2,248)	(2,813)
Senior Exchangeable Notes — interest payable semiannually at 1.5% until December 2011 and 1.25% thereafter, due December 2026	400,000	400,000
Discount on 1.5% Senior Exchangeable Notes	(19,663)	(38,878)
U.S. Government guaranteed long-term financing — interest payable semiannually at 6.45%, due in semiannual installments through June 2027	13,356	14,166
Revolver — interest payable monthly at floating rate, due in July 2014	175,000	177,000

	866,445	849,475
Less current portion	184,810	810

Long-term debt	$681,635	$848,665

The Company has a  $400 million bank revolving credit facility. In July 2010, the Company amended its revolving credit facility to increase the borrowing capacity to  $400 million from  $325 million, with the right, at the company’s option, to increase the borrowing capacity of the facility to  $550 million. Any amounts outstanding under the revolving credit facility are due on July 20, 2014. Costs associated with amending the revolving credit facility were approximately  $5.2 million. These costs were capitalized and are being amortized over the remaining term of the credit facility. The weighted average interest rate on amounts outstanding under the revolving credit facility was 3.4% and 3.0% per annum at December 31, 2010 and 2009, respectively.
The Company also had approximately  $8.9 million of letters of credit outstanding, which reduce the Company’s borrowing availability under this credit facility. Amounts borrowed under the credit facility bear interest at a LIBOR rate plus margins that depend on the Company’s leverage ratio. Indebtedness under the credit facility is secured by substantially all of the Company’s assets, including the pledge of the stock of the Company’s principal domestic subsidiaries. The credit facility contains customary events of default and requires that the Company satisfy various financial covenants. It also limits the Company’s ability to pay dividends or make other distributions, make acquisitions, make changes to the Company’s capital structure, create liens or incur additional indebtedness. At December 31, 2010, the Company was in compliance with all such covenants.
At December 31, 2010, the Company had outstanding  $13.4 million in U.S. Government guaranteed long-term financing under Title XI of the Merchant Marine Act of 1936, which is administered by the Maritime Administration, for two 245-foot class liftboats. The debt bears interest at 6.45% per annum and is payable in equal semi-annual installments of  $405,000 on June 3rd and December 3rd of each year through the maturity date of June 3, 2027. The Company’s obligations are secured by mortgages on the two liftboats. In accordance with the agreement, the Company is required to comply with certain covenants and restrictions, including the maintenance of minimum net worth, working capital and debt-to-equity requirements. At December 31, 2010, the Company was in compliance with all such covenants.
The Company also has outstanding  $300 million of 6 7/8% unsecured senior notes due 2014. The indenture governing the senior notes requires semi-annual interest payments on June 1st and December 1st of each year through the maturity date of June 1, 2014. The indenture contains certain covenants that, among other things, limit the Company from incurring additional debt, repurchasing capital stock, paying dividends or making other distributions, incurring liens, selling assets or entering into certain mergers or acquisitions. At December 31, 2010, the Company was in compliance with all such covenants.
The Company has outstanding  $400 million of 1.50% unsecured senior exchangeable notes due 2026. The exchangeable notes bear interest at a rate of 1.50% per annum that decreases to 1.25% per annum on December 15, 2011. Interest on the exchangeable notes is payable semi-annually on December 15th and June 15th of each year through the maturity date of December 15, 2026. The exchangeable notes do not contain any restrictive financial covenants.
Under certain circumstances, holders may exchange the notes for shares of the Company’s common stock. The initial exchange rate is 21.9414 shares of common stock per  $1,000 principal amount of notes. This is equal to an initial exchange price of  $45.58 per share. The exchange price represents a 35% premium over the closing share price at date of issuance. The notes may be exchanged under the following circumstances:
•	during any fiscal quarter (and only during such fiscal quarter), if the last reported sale price of the Company’s common stock is greater than or equal to 135% of the applicable exchange price of the notes for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter;

•	prior to December 15, 2011, during the five business-day period after any ten consecutive trading-day period (the “measurement period”) in which the trading price of $1,000 principal amount of notes for each trading day in the measurement period was less than 95% of the product of the last reported sale price of the Company’s common stock and the exchange rate on such trading day;

•	if the notes have been called for redemption;

•	upon the occurrence of specified corporate transactions; or

•	at any time beginning on September 15, 2026, and ending at the close of business on the second business day immediately preceding the maturity date of December 15, 2026.
Holders of the senior exchangeable notes may also require the Company to purchase all or a portion of the notes on December 15, 2011, December 15, 2016 and December 15, 2021 subject to certain administrative formalities. In each case, the purchase price payable will be equal to 100% of the principal amount of the notes to be purchased plus any accrued and unpaid interest with all amounts payable in cash.
As the holders of the senior exchangeable notes have the ability to require the Company to purchase all of the notes on December 15, 2011, these notes are deemed to be a current liability as of December 31, 2010. In accordance with authoritative guidance related to the classification of short-term debt that is expected to be refinanced, the Company utilized the amount available under its current bank revolving credit facility of approximately  $216.0 million at December 31, 2010 and classified this portion as long-term under the assumption that the revolving credit facility could be used to refinance this debt, if required.
In connection with the exchangeable note transaction, the Company simultaneously entered into agreements with affiliates of the initial purchasers to purchase call options and sell warrants on its common stock. The Company may exercise the call options it purchased at any time to acquire approximately 8.8 million shares of its common stock at a strike price of  $45.58 per share. The owners of the warrants may exercise the warrants to purchase from the Company approximately 8.8 million shares of the Company’s common stock at a price of  $59.42 per share, subject to certain anti-dilution and other customary adjustments. The warrants may be settled in cash, in common stock or in a combination of cash and common stock, at the Company’s option. Lehman Brothers OTC Derivatives, Inc. (LBOTC) is the counterparty to 50% of the Company’s call option and warrant transactions. In October 2008, LBOTC filed for bankruptcy protection. We continue to carefully monitor the developments affecting LBOTC. Although the Company may not be able to retain the benefit of the call option due to LBOTC’s bankruptcy, the Company does not expect that there will be a material impact, if any, on the financial statements or results of operations. The call option and warrant transactions described above do not affect the terms of the outstanding exchangeable notes.
Effective January 1, 2009, the Company has retrospectively adopted authoritative guidance related to debt with conversion and other options, which requires the proceeds from the issuance of our 1.50% senior exchangeable notes (described below) to be allocated between a liability component (issued at a discount) and an equity component. The resulting debt discount is amortized over the period the exchangeable debt is expected to be outstanding as additional non-cash interest expense. The Company used an effective interest rate of 6.89% and will amortize this initial debt discount through December 12, 2011. The carrying amount of the equity component is  $55.1 million at December 31, 2010 and 2009.
The provisions of this authoritative guidance are effective for fiscal years beginning after December 15, 2008 and require retrospective application. The Company’s consolidated statement of operations for the year ended December 31, 2008 has been adjusted from the previously reported amounts as follows (in thousands, except per share amounts):

Year Ended
December 31,
2008
Additional pre-tax non-cash interest expense, net	$(16,265)
Additional deferred tax benefit	6,018

Retrospective change in net income	$(10,247)

Change to basic earnings per share	$(0.13)

Change to diluted earnings per share	$(0.13)

The non-cash increase to interest expense, exclusive of amounts to be capitalized, was approximately  $19.2 million and  $17.8 million for the years ended December 31, 2010 and 2009, respectively and will be approximately  $19.7 million for the year ended December 31, 2011.
Annual maturities of long-term debt for each of the five fiscal years following December 31, 2010 and thereafter are as follows (in thousands):

2011	184,810
2012	810
2013	810
2014	691,810
2015	810
Thereafter	9,306

Total	$888,356

Stock Based and Long-Term Compensation	12 Months Ended
Dec. 31, 2010
Stock Based and Long-Term Compensation [Abstract]
Stock Based and Long-Term Compensation
(9) Stock Based and Long-Term Compensation
The Company maintains various stock incentive plans that provide long-term incentives to the Company’s key employees, including officers, directors, consultants and advisers (Eligible Participants). Under the incentive plans, the Company may grant incentive stock options, non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights, other stock based awards or any combination thereof to Eligible Participants. The Company has authorized 14.8 million shares of common stock related to the various long-term incentive plans. The Compensation Committee of the Company’s Board of Directors establishes the terms and conditions of any awards granted under the plans, provided that the exercise price of any stock options granted may not be less than the fair value of the common stock on the date of grant.
Stock Options
The Company has granted non-qualified stock options under its stock incentive plans. The options generally vest in equal installments over three years and expire in ten years. Non-vested options are generally forfeited upon termination of employment. In 2008, the Company amended its outstanding employee stock options to (1) provide immediate vesting of the stock options upon the optionee’s termination of employment due to death and disability, and, if approved by the Committee, upon retirement and termination of employment by the Company without cause, (2) make the period during which stock options can be exercised following termination of employment due to death, disability and retirement consistent among all outstanding option agreements by providing that the optionee has until the end of the original term of the stock option to exercise, and (3) extend the time during which the stock option may be exercised following a termination by the Company without cause or a termination without cause within one year following a change of control to five years following the termination, but in no event later than ten years following the date of grant. During 2010, the Company granted 1,549,058 non-qualified stock options under these same terms.
In accordance with authoritative guidance related to stock based compensation, the Company recognizes compensation expense for stock option grants based on the fair value at the date of grant using the Black-Scholes-Merton option pricing model. The Company uses historical data, among other factors, to estimate the expected price volatility, the expected option life and the expected forfeiture rate. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant for the expected life of the option. The following table presents the fair value of stock option grants made during the years ended December 31, 2010, 2009 and 2008 and the related assumptions used to calculate the fair value:

	Years Ended December 31,
	2010	2009	2008
	Actual	Actual	Actual
Weighted average fair value of grants	$10.56	$8.95	$6.40

Black-Scholes-Merton Assumptions:
Risk free interest rate	2.07%	1.77%	2.54%
Expected life (years)	4	4	4
Volatility	49.28%	53.57%	55.05%
Dividend yield	—	—	—
The Company’s compensation expense related to stock options for the years ended December 31, 2010, 2009 and 2008 was approximately  $15.5 million,  $2.4 million and  $2.6 million, respectively, which is reflected in general and administrative expenses. During 2010, the Company modified 1,418,395 options, affecting three employees in connection with the management transition of certain executive officers. These options were accelerated to vest by December 31, 2010. The Company incurred incremental compensation cost of approximately  $9.8 million during the year as a result of this modification.
The following table summarizes stock option activity for the years ended December 31, 2010, 2009 and 2008:

			Weighted Average
			Remaining	Aggregate Intrinsic
		Weighted Average	Contractual Term	Value
	Number of Options	Option Price	(in years)	(in thousands)
Outstanding at December 31, 2007	3,257,672	$14.87

Granted	437,530	$13.86
Exercised	(426,592)	$10.02
Forfeited	(700)	$9.31

Outstanding at December 31, 2008	3,267,910	$15.37

Granted	309,352	$20.01
Exercised	(38,717)	$9.71
Forfeited	—	$—

Outstanding at December 31, 2009	3,538,545	$15.84

Granted	1,549,058	$25.04
Exercised	(87,150)	$10.62
Forfeited	—	$—

Outstanding at December 31, 2010	5,000,453	$18.78	6.2	$81,331

Exercisable at December 31, 2010	4,130,482	$17.69	5.6	$71,744

Options expected to vest	869,971	$23.97	9.2	$9,587

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value (the difference between the Company’s closing stock price on December 31, 2010 and the option price, multiplied by the number of “in-the-money” options) that would have been received by the option holders if all the options had been exercised on December 31, 2010. The Company expects all of its remaining non-vested options to vest as they are primarily held by its officers and senior managers.
The total intrinsic value of options exercised during the year ended December 31, 2010 (the difference between the stock price upon exercise and the option price) was approximately  $1.5 million. The Company received approximately  $0.9 million,  $0.4 million and  $4.3 million during the years ended December 31, 2010, 2009 and 2008, respectively, from employee stock option exercises. In accordance with authoritative guidance related to stock based compensation, the Company has reported the tax benefits of approximately  $0.6 million,  $0.2 million and  $5.4 million from the exercise of stock options for the years ended December 31, 2010, 2009 and 2008, respectively, as financing cash flows.
A summary of information regarding stock options outstanding at December 31, 2010 is as follows:

	Options Outstanding			Options Exercisable
Range of		Weighted Average	Weighted		Weighted
Exercise		Remaining	Average		Average
Prices	Shares	Contractual Life	Price	Shares	Price

$7.31 - $8.79	76,331	2.3 years	$8.78	76,331	$8.78
$9.10 - $9.90	319,130	0.9 years	$9.39	319,130	$9.39
$10.36 - $10.90	1,163,600	3.6 years	$10.66	1,163,600	$10.66
$12.45 - $13.34	437,681	7.8 years	$12.87	357,261	$12.87
$17.46 - $23.00	1,591,385	7.3 years	$19.90	1,124,661	$19.21
$24.00 - $30.00	948,436	8.4 years	$25.42	790,078	$25.36
$34.40 - $35.84	455,477	7.7 years	$35.33	291,008	$35.74
$40.00 - $40.69	8,413	7.2 years	$40.69	8,413	$40.69
The following table summarizes non-vested stock option activity for the year ended December 31, 2010:

		Weighted Average
		Grant Date Fair
	Number of Options	Value
Non-vested at December 31, 2009	643,157	$8.19
Granted	1,549,058	$10.56
Vested	(1,322,244)	$9.62
Forfeited	—	$—

Non-vested at December 31, 2010	869,971	$10.23

As of December 31, 2010, there was approximately  $6.9 million of unrecognized compensation expense related to non-vested stock options outstanding. The Company expects to recognize approximately  $3.1 million,  $2.6 million and  $1.2 million of compensation expense during the years 2011, 2012 and 2013, respectively, for these non-vested stock options outstanding.
Restricted Stock
During the year ended December 31, 2010, the Company granted 357,826 shares of restricted stock to its employees. Shares of restricted stock generally vest in equal annual installments over three years. Non-vested shares are generally forfeited upon the termination of employment. Holders of restricted stock are entitled to all rights of a shareholder of the Company with respect to the restricted stock, including the right to vote the shares and receive any dividends or other distributions. Compensation expense associated with restricted stock is measured based on the grant date fair value of our common stock and is recognized on a straight line basis over the vesting period. The Company’s compensation expense related to restricted stock outstanding for the years ended December 31, 2010, 2009 and 2008 was approximately  $11.4 million,  $5.8 million and  $4.7 million, respectively, which is reflected in general and administrative expenses. During 2010, the Company modified 282,781 shares of restricted stock affecting three employees in connection with the management transition of certain executive officers. These shares of restricted stock were accelerated to vest by December 31, 2010. The Company incurred incremental compensation cost of approximately  $4.3 million during the year as a result of this modification.
A summary of the status of restricted stock for the year ended December 31, 2010 is presented in the table below:

		Weighted Average
		Grant Date Fair
	Number of Shares	Value
Non-vested at December 31, 2009	957,021	$19.10
Granted	357,826	$29.66
Vested	(507,279)	$21.63
Forfeited	(15,132)	$18.98

Non-vested at December 31, 2010	792,436	$22.25

As of December 31, 2010, there was approximately  $12.0 million of unrecognized compensation expense related to non-vested restricted stock. The Company expects to recognize approximately  $5.7 million,  $4.2 million and  $2.1 million during the years 2011, 2012 and 2013, respectively, for non-vested restricted stock.
Restricted Stock Units
Under the Amended and Restated 2004 Directors Restricted Stock Units Plan, each non-employee director is issued annually a number of Restricted Stock Units (RSUs) having an aggregate dollar value determined by the Company’s Board of Directors. The exact number of units is determined by dividing the dollar value determined by the Company’s Board of Directors by the fair market value of the Company’s common stock on the day of the annual stockholders’ meeting or a pro rata amount if the appointment occurs subsequent to the annual stockholders’ meeting. An RSU represents the right to receive from the Company, within 30 days of the date the director ceases to serve on the Board, one share of the Company’s common stock. As a result of this plan, 136,173 restricted stock units were outstanding at December 31, 2010. The Company’s expense related to RSUs for the years ended December 31, 2010, 2009 and 2008 was approximately  $1.2 million,  $0.6 million and  $0.8 million, respectively, which is reflected in general and administrative expenses.
A summary of the activity of restricted stock units for the year ended December 31, 2010 is presented in the table below:

	Number of	Weighted Average
	Restricted Stock	Grant Date Fair
	Units	Value
Outstanding at December 31, 2009	93,648	$29.14
Granted	42,525	$22.34
Exhanged for common stock	—	$—

Outstanding at December 31, 2010	136,173	$27.02

Performance Share Units
The Company has issued performance share units (PSUs) to its employees as part of the Company’s long-term incentive program. There is a three year performance period associated with each PSU grant. The two performance measures applicable to all participants are the Company’s return on invested capital and total shareholder return relative to those of the Company’s pre-defined “peer group.” The PSUs provide for settlement in cash or up to 50% in equivalent value in the Company’s common stock, if the participant has met specified continued service requirements. At December 31, 2010, there were 325,845 PSUs outstanding (71,774, 72,062, 100,438 and 81,571 related to performance periods ending December 31, 2010, 2011, 2012 and 2013, respectively). The Company’s compensation expense related to all outstanding PSUs for the years ended December 31, 2010, 2009 and 2008 was approximately  $5.2 million,  $7.3 million and  $6.7 million, respectively, which is reflected in general and administrative expenses. The Company has recorded a current liability of approximately  $6.0 million and  $6.4 million at December 31, 2010 and 2009, respectively, for outstanding PSUs, which is reflected in accrued expenses. Additionally, the Company has recorded a long-term liability of approximately  $7.0 million and  $7.8 million at December 31, 2010 and 2009, respectively, for outstanding PSUs, which is reflected in other long-term liabilities. In 2010, the Company paid approximately  $6.4 million in cash to settle PSUs for the performance period ended December 31, 2009. In 2009, the Company paid approximately  $4.7 million in cash and issued approximately 71,400 shares of its common stock to its employees to settle PSUs for the performance period ended December 31, 2008.
Employee Stock Purchase Plan
The Company has employee stock purchase plans under which an aggregate of 1,250,000 shares of common stock were reserved for issuance. Under these stock purchase plans, eligible employees can purchase shares of the Company’s common stock at a discount. The Company received  $1.9 million,  $2.0 million and  $1.6 million related to shares issued under these plans for the years ended December 31, 2010, 2009 and 2008, respectively. For the years ended December 31, 2010, 2009 and 2008, the Company recorded compensation expense of approximately  $345,000,  $350,000 and  $275,000, respectively, which is reflected in general and administrative expenses. Additionally, the Company issued approximately 94,200, 133,400 and 57,000 shares for the years ended December 31, 2010, 2009 and 2008, respectively, related to these stock purchase plans.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
(10) Income Taxes
The components of income and loss from continuing operations before income taxes for the years ended December 31, 2010, 2009 and 2008 are as follows (in thousands):

	2010	2009	2008
Domestic	$117,988	$(191,543)	$488,666
Foreign	7,114	31,664	53,713

	$125,102	$(159,879)	$542,379

The components of income tax expense (benefit) for the years ended December 31, 2010, 2009 and 2008 are as follows (in thousands):

	2010	2009	2008
Current:
Federal	$16,002	$1,555	$69,065
State	1,939	(256)	3,699
Foreign	17,628	16,019	20,047

	35,569	17,318	92,811

Deferred:
Federal	11,367	(71,874)	96,770
State	(653)	(1,831)	1,805
Foreign	(2,998)	(1,169)	(482)

	7,716	(74,874)	98,093

	$43,285	$(57,556)	$190,904

Income tax expense (benefit) differs from the amounts computed by applying the U.S. Federal income tax rate of 35% to income (loss) before income taxes for the years ended December 31, 2010, 2009 and 2008 as follows (in thousands):

	2010	2009	2008
Computed expected tax expense (benefit)	$43,786	$(55,958)	$189,833
Increase (decrease) resulting from
State and foreign income taxes	1,768	(3,712)	1,865
Other	(2,269)	2,114	(794)

Income tax	$43,285	$(57,556)	$190,904

The significant components of deferred income taxes at December 31, 2010 and 2009 are as follows (in thousands):

	2010	2009
Deferred tax assets:
Allowance for doubtful accounts	$7,097	$8,166
Operating loss and tax credit carryforwards	10,120	41,154
Compensation and employee benefits	29,358	22,259
Decommissioning liabilities	37,909	—
Deferred interest expense related to exchangeable notes	526	999
Other	21,626	16,457

	106,636	89,035
Valuation allowance	—	(2,394)

Net deferred tax assets	106,636	86,641

Deferred tax liabilities:
Property, plant and equipment	248,453	216,411
Notes receivable	23,857	—
Goodwill and other intangible assets	19,555	16,714
Deferred revenue on long-term contracts	53,465	77,530
Other	14,595	15,540

Deferred tax liabilities	359,925	326,195

Net deferred tax liability	$253,289	$239,554

During 2010, the Company reduced the valuation allowance and corresponding deferred tax asset for net operating loss carry forwards that it believes will not be utilized due to loss limitations prescribed by the Internal Revenue Code. This adjustment did not affect current year earnings.
The net deferred tax assets reflect management’s estimate of the amount that will be realized from future profitability and the reversal of taxable temporary differences that can be predicted with reasonable certainty. A valuation allowance is recognized if it is more likely than not that at least some portion of any deferred tax asset will not be realized.
Net deferred tax liabilities were classified in the consolidated balance sheet at December 31, 2010 and 2009 as follows (in thousands):

	2010	2009
Deferred tax liabilities:
Current deferred income taxes	$29,353	$30,501
Noncurrent deferred income taxes	223,936	209,053

Net deferred tax liability	$253,289	$239,554

As of December 31, 2010, the Company had approximately  $1.3 million in net operating loss carryforwards, which are available to reduce future taxable income. The expiration dates for utilization of the loss carryforwards are 2019 through 2025. Utilization of  $0.7 million of the net operating loss carryforwards will be subject to the annual limitations due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended. The annual limitations may result in expiration of the net operating loss before full utilization.
The Company has not provided United States income tax expense on earnings of its foreign subsidiaries, since the Company has reinvested or expects to reinvest the undistributed earnings indefinitely. At December 31, 2010, the undistributed earnings of the Company’s foreign subsidiaries were approximately  $157.8 million. If these earnings are repatriated to the United States in the future, additional tax provisions may be required. It is not practicable to estimate the amount of taxes that might be payable on such undistributed earnings.
Effective January 1, 2007, the Company adopted authoritative guidance surrounding accounting for uncertainty in income taxes. It is the Company’s policy to recognize interest and applicable penalties related to uncertain tax positions in income tax expense.
The Company files income tax returns in the U.S. federal and various state and foreign jurisdictions. The number of years that are open under the statute of limitations and subject to audit varies depending on the tax jurisdiction. The Company remains subject to U.S. federal tax examinations for years after 2006.
The Company had approximately  $24.8 million,  $11.0 million and  $9.7 million of unrecorded tax benefits at December 31, 2010, 2009 and 2008, respectively, all of which would impact the Company’s effective tax rate if recognized. An increase of  $16.5 million was related to foreign income tax attributable to foreign acquisitions.
The activity in unrecognized tax benefits at December 31, 2010, 2009 and 2008 is as follows (in thousands):

	2010	2009	2008
Unrecognized tax benefits,
December 31, 2009, 2008 and 2007, respectively	$11,013	$9,652	$7,716
Additions based on tax positions related to current year	36	3,377	3,499
Additions based on tax positions related to prior years	16,607	186	—
Reductions based on tax positions related to prior years	(2,896)	(2,202)	(1,563)

Unrecognized tax benefits,
December 31, 2010, 2009 and 2008, respectively	$24,760	$11,013	$9,652

Stockholders' Equity	12 Months Ended
Dec. 31, 2010
Stockholders' Equity Note [Abstract]
Stockholders' Equity
(11) Stockholders’ Equity
In December 2009, the Company’s Board of Directors authorized a  $350 million share repurchase program of the Company’s common stock that will expire on December 31, 2011, replacing the previous repurchase program that expired on December 31, 2009. Under this program, the Company may purchase shares through open market transactions at prices deemed appropriate by management. There was no common stock repurchased and retired during the years ended December 31, 2010 and 2009. For the year ended December 31, 2008, the Company purchased and retired 3,717,000 shares of its common stock for an aggregate amount of approximately  $103.8 million.

Gain on Sale of Businesses	12 Months Ended
Dec. 31, 2010
Gain on Sale of Businesses [Abstract]
Gain on Sale of Businesses
(12) Gain on Sale of Businesses
In December 2010, the Company sold a liftboat from its 175-foot leg length class for approximately  $5.4 million, inclusive of a  $0.1 million receivable. As a result of this liftboat sale, the Company recorded a pre-tax gain of approximately  $1.1 million for the year ended December 31, 2010.
In the fourth quarter of 2009, the Company sold four liftboats from its 145-foot leg length class for approximately  $7.7 million. As a result of this sale of these liftboats, the Company recorded a pre-tax gain of approximately  $2.1 million for the year ended December 31, 2009.
On March 14, 2008, the Company completed the sale of 75% of its interest in SPN Resources. As part of this transaction, SPN Resources contributed an undivided 25% of its working interest in each of its oil and gas properties to a newly formed subsidiary and then sold all of its equity interest in the subsidiary. SPN Resources then effectively sold 66 2/3% of its outstanding membership interests. These two transactions generated cash proceeds of approximately  $167.2 million and resulted in a pre-tax gain of approximately  $37.1 million in 2008. SPN Resources’ operations constituted substantially all of the Company’s oil and gas segment. Subsequent to March 14, 2008, the Company accounts for its remaining 33 1/3% interest in SPN Resources using the equity-method. The results of SPN Resources’ operations through March 14, 2008 were consolidated.
In the third quarter of 2007, the Company sold the assets of a non-core drilling products and services business for approximately  $16.3 million in cash and  $2.0 million in an interest-bearing note receivable. As certain conditions were met during the year ended December 31, 2008, the Company received cash of approximately  $6.0 million, which resulted in an additional pre-tax gain on the sale of the business of approximately  $3.3 million.
The Company also sold the assets of its field management division in 2007 for approximately  $1.8 million in cash. As certain conditions were met during the year ended December 31, 2008 in conjunction with the sale of this division, the Company received cash of  $0.5 million, all of which resulted in an additional pre-tax gain on the sale of the business.

Profit Sharing and Retirement Plans	12 Months Ended
Dec. 31, 2010
Profit Sharing and Retirement Plans [Abstract]
Profit Sharing and Retirement Plans
(13) Profit Sharing and Retirement Plans
The Company maintains a defined contribution profit sharing plan for employees who have satisfied minimum service requirements. Employees may contribute up to 75% of their earnings to the plans subject to the annual dollar limitations imposed by the Internal Revenue Service. The Company may provide a discretionary match, not to exceed 5% of an employee’s salary. The Company made contributions of approximately  $3.3 million,  $3.8 million and  $4.0 million in 2010, 2009 and 2008, respectively.
The Company has a non-qualified deferred compensation plan which allows certain highly compensated employees the option to defer up to 75% of their base salary, up to 100% of their bonus, and up to 100% of the cash portion of their performance share unit compensation to the plan. Payments are made to participants based on their annual enrollment elections and plan balances. Participants earn a return on their deferred compensation that is based on hypothetical investments in certain mutual funds. Changes in market value of these hypothetical participant investments are reflected as an adjustment to the deferred compensation liability of the Company with an offset to compensation expense (see note 18). At December 31, 2010 and 2009, the liability of the Company to the participants was approximately  $14.2 million and  $15.8 million, respectively, and is recorded in other long-term liabilities, which reflects the accumulated participant deferrals and earnings (losses) as of that date. Additionally at December 31, 2010, the Company had  $3.0 million in accounts payable in anticipation of pending payments. For the years ended December 31, 2010, 2009 and 2008, the Company recorded compensation expense of  $1.8 million,  $2.8 million and ( $2.8) million, respectively, related to the earnings and losses of the deferred compensation plan liability. The Company makes contributions that approximate the participant deferrals into various investments, principally life insurance that is invested in mutual funds similar to the participants’ hypothetical investment elections. Changes in market value of the investments and life insurance are reflected as adjustments to the deferred compensation plan asset with an offset to other income (expense). At December 31, 2010 and 2009, the deferred contribution plan asset was approximately  $10.8 million and  $12.4 million, respectively, and is recorded in intangible and other long-term assets. For the years ended December 31, 2010, 2009 and 2008, the Company recorded other income (expense) of  $0.8 million,  $0.6 million and ( $4.0) million, respectively, related to the earnings and losses of the deferred compensation plan assets.
The Company also has a supplemental executive retirement plan (SERP). The SERP provides retirement benefits to the Company’s executive officers and certain other designated key employees. The SERP is an unfunded, non-qualified defined contribution retirement plan, and all contributions under the plan are unfunded credits to a notional account maintained for each participant. Under the SERP, the Company will generally make annual contributions to a retirement account based on age and years of service. During 2010 and 2009, the participants in the plan received contributions ranging from 5% to 35% of salary and annual cash bonus, which totaled approximately  $5.5 million and  $2.2 million, respectively. The Company may also make discretionary contributions to a participant’s retirement account. In 2010, the Company made a discretionary contribution to the account of its former chief operating officer in the amount of  $4.7 million as part of its executive management transition. Also in 2008, the Company made a discretionary contribution to the account of its former chief executive officer in the amount of  $10 million. The Company recorded  $5.6 million,  $2.1 million and  $11.3 million of compensation expense in general and administrative expenses for the years ended December 31, 2010, 2009 and 2008, respectively, inclusive of discretionary contributions.

Segment Information	12 Months Ended
Dec. 31, 2010
Segment Information [Abstract]
Segment Information
(14) Segment Information
Business Segments
During 2009, the Company renamed two of its segments in order to more accurately describe the markets and customers served by the businesses operating in each segment. The content of these segments has not changed, exclusive of the acquisitions of Superior Completion Services, Hallin and the Bullwinkle platform. The Company currently has three reportable segments: subsea and well enhancement (formerly well intervention), drilling products and services (formerly rental tools), and marine. The subsea and well enhancement segment provides production-related services used to enhance, extend and maintain oil and gas production, which include integrated subsea services and engineering services, mechanical wireline, hydraulic workover and snubbing, well control, coiled tubing, electric line, pumping and stimulation and wellbore evaluation services; well plug and abandonment services; stimulation and sand control equipment and services; and other oilfield services used to support drilling and production operations. The subsea and well enhancement segment also includes production handling arrangements, as well as the production and sale of oil and gas. The drilling products and services segment rents and sells stabilizers, drill pipe, tubulars and specialized equipment for use with onshore and offshore oil and gas well drilling, completion, production and workover activities. It also provides on-site accommodations and bolting and machining services. The marine segment operates liftboats for production service activities, as well as oil and gas production facility maintenance, construction operations and platform removals. During the year ended December 31, 2008, the Company sold 75% of its interest in SPN Resources. SPN Resources’ operations constituted substantially all the oil and gas segment. Oil and gas eliminations represent products and services provided to the oil and gas segment by the Company’s three other segments. Certain previously reported amounts have been reclassified to conform to the presentation in the current period.
The accounting policies of the reportable segments are the same as those described in note 1 of these notes to the consolidated financial statements. The Company evaluates the performance of its operating segments based on operating profits or losses. Segment revenues reflect direct sales of products and services for that segment, and each segment records direct expenses related to its employees and its operations. Identifiable assets are primarily those assets directly used in the operations of each segment.
Summarized financial information concerning the Company’s segments as of December 31, 2010, 2009 and 2008 and for the years then ended is shown in the following tables (in thousands):

	Subsea and	Drilling
	Well	Products and			Consolidated
2010	Enhancement	Services	Marine	Unallocated	Total

Revenues	$1,112,662	$474,707	$94,247	$—	$1,681,616
Cost of services, rentals, and sales (exclusive of items shown separately below)	675,447	176,453	66,813	—	918,713
Depreciation, depletion, amortization and accretion	95,306	114,722	10,807	—	220,835
General and administrative	221,615	107,191	14,075	—	342,881
Reduction in the value of assets	—	—	32,004		32,004
Gain on sale of business	—	—	1,083	—	1,083
Income (loss) from operations	120,294	76,341	(28,369)	—	168,266
Interest expense, net	—	—	—	(57,377)	(57,377)
Interest income	4,548	—	—	595	5,143
Other income	—	—	—	825	825
Earnings from equity-method investments	—	—	—	8,245	8,245

Income (loss) before income taxes	$124,842	$76,341	$(28,369)	$(47,712)	$125,102

Identifiable assets	$1,769,813	$802,785	$255,883	$79,052	$2,907,533

Capital expenditures	$150,313	$142,942	$29,989	$—	$323,244

	Subsea and	Drilling
	Well	Products and			Consolidated
2009	Enhancement	Services	Marine	Unallocated	Total

Revenues	$919,335	$426,876	$103,089	$—	$1,449,300
Cost of services, rentals, and sales (exclusive of items shown separately below)	616,116	143,802	64,116	—	824,034
Depreciation and amortization	89,986	105,613	11,515	—	207,114
General and administrative	149,122	90,318	19,653	—	259,093
Reduction in value of assets	212,527	—	—	—	212,527
Gain on sale of business	—	—	2,084	—	2,084
Income (loss) from operations	(148,416)	87,143	9,889	—	(51,384)
Interest expense, net	—	—	—	(50,906)	(50,906)
Interest income	—	—	—	926	926
Other income	—	—	—	571	571
Losses from equity-method investments	—	—	—	(22,600)	(22,600)
Reduction in the value of equity-method investment	—	—	—	(36,486)	(36,486)

Income (loss) before income taxes	$(148,416)	$87,143	$9,889	$(108,495)	$(159,879)

Identifiable assets	$1,377,122	$759,418	$299,834	$80,291	$2,516,665

Capital expenditures	$99,551	$124,845	$66,881	$—	$291,277

	Subsea and	Drilling			Oil & Gas
	Well	Products and			Eliminations	Consolid.
2008	Enhancement	Services	Marine	Oil & Gas	& Unallocated	Total

Revenues	$1,155,221	$550,939	$121,104	$55,072	$(1,212)	$1,881,124
Costs of services, rentals and sales (exclusive of items shown separately below)	633,127	178,563	74,830	12,986	(1,212)	898,294
Depreciation, depletion, amortization and accretion	72,169	90,459	10,073	2,799	—	175,500
General and administrative	163,622	97,624	12,558	8,780	—	282,584
Gain on sale of businesses	500	3,332	—	37,114	—	40,946
Income from operations	286,803	187,625	23,643	67,621	—	565,692
Interest expense, net	—	—	—	—	(46,684)	(46,684)
Interest income	—	—	—	—	2,975	2,975
Other expense	—	—	—	—	(3,977)	(3,977)
Earnings from equity-method investments	—	—	—	24,373	—	24,373

Income before income taxes	$286,803	$187,625	$23,643	$91,994	$(47,686)	$542,379

Identifiable assets	$1,343,710	$762,848	$239,572	$121,583	$22,432	$2,490,145

Capital expenditures	$206,404	$193,297	$51,428	$2,732	$—	$453,861
Geographic Segments
The Company attributes revenue to various countries based on the location where services are performed or the destination of the drilling products or equipment sold or leased. Long-lived assets consist primarily of property, plant, and equipment and are attributed to various countries based on the physical location of the asset at a given fiscal year end. The Company’s information by geographic area is as follows (amounts in thousands):

	Revenues			Long-Lived Assets
	Years Ended December 31,			December 31,
	2010	2009	2008	2010	2009
United States	$1,216,295	$1,126,071	$1,564,384	$881,416	$828,662
Other Countries	465,321	323,229	316,740	431,734	230,314

Total	$1,681,616	$1,449,300	$1,881,124	$1,313,150	$1,058,976

Guarantee	12 Months Ended
Dec. 31, 2010
Guarantee [Abstract]
Guarantee
(15) Guarantee
As part of SPN Resources’ acquisition of its oil and gas properties, the Company guaranteed SPN Resources’ performance of its decommissioning liabilities. In accordance with authoritative guidance related to guarantees, the Company has assigned an estimated value of  $2.6 million and  $2.7 million at December 31, 2010 and 2009, respectively, related to decommissioning performance guarantees, which is reflected in other long-term liabilities. The Company believes that the likelihood of being required to perform these guarantees is remote. In the unlikely event that SPN Resources defaults on the decommissioning liabilities existing at the closing date, the total maximum potential obligation under these guarantees is estimated to be approximately  $110.2 million, net of the contractual right to receive payments from third parties, which is approximately  $24.6 million, as of December 31, 2010. The total maximum potential obligation will decrease over time as the underlying obligations are fulfilled by SPN Resources.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
Commitments and Contingencies
(16) Commitments and Contingencies
The Company leases many of its office, service and assembly facilities under operating leases. In addition, the Company also leases certain assets used in providing services under operating leases. The leases expire at various dates over an extended period of time. Total rent expense was approximately  $15.1 million,  $12.0 million and  $10.3 million in 2010, 2009 and 2008, respectively. Future minimum lease payments under non-cancelable leases for the five years ending December 31, 2011 through 2015 and thereafter are as follows:  $20.5 million,  $15.8 million,  $13.2 million,  $12.0 million,  $9.7 million and  $38.6 million, respectively.
Due to the nature of the Company’s business, the Company is involved, from time to time, in routine litigation or subject to disputes or claims regarding our business activities. Legal costs related to these matters are expensed as incurred. In management’s opinion, none of the pending litigation, disputes or claims will have a material adverse effect on the Company’s financial condition, results of operations or liquidity.

Interim Financial Information (Unaudited)	12 Months Ended
Dec. 31, 2010
Interim Financial Information (Unaudited) [Abstract]
Interim Financial Information (Unaudited)
(17)	Interim Financial Information (Unaudited)
The following is a summary of consolidated interim financial information for the years ended December 31, 2010 and 2009 (amounts in thousands, except per share data).

	Three Months Ended
2010	March 31	June 30	Sept. 30	Dec. 31
Revenues	$364,511	$424,856	$435,353	$456,896
Less:
Cost of services, rentals and sales	199,052	229,916	232,308	257,437
Depreciation, depletion, amortization and accretion	51,048	54,299	56,805	58,683

Gross profit	114,411	140,641	146,240	140,776

Net income	21,526	24,065	33,217	3,009

Earnings per share:
Basic	$0.27	$0.31	$0.42	$0.04
Diluted	0.27	0.30	0.42	0.04

	Three Months Ended
2009	March 31	June 30	Sept. 30	Dec. 31
Revenues	$437,109	$361,161	$386,455	$264,575
Less:
Cost of services, rentals and sales	222,465	197,268	215,674	188,627
Depreciation and amortization	49,868	50,978	52,720	53,548

Gross profit	164,776	112,915	118,061	22,400

Net income (loss)	56,805	(68,917)	24,419	(114,630)

Earnings (loss) per share:
Basic	$0.73	$(0.88)	$0.31	$(1.46)
Diluted	0.72	(0.88)	0.31	(1.46)

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements [Abstract]
Fair Value Measurements
(18) Fair Value Measurements
The Company follows authoritative guidance for fair value measurements relating to financial and nonfinancial assets and liabilities, including presentation of required disclosures herein. This guidance establishes a fair value framework requiring the categorization of assets and liabilities into three levels based upon the assumptions (inputs) used to price the assets and liabilities. Level 1 provides the most reliable measure of fair value, whereas Level 3 generally requires significant management judgment. The three levels are defined as follows:
Level 1: Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2: Observable inputs other than those included in Level 1 such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical assets or liabilities in inactive markets or model-derived valuations or other inputs that can be corroborated by observable market data.

Level 3: Unobservable inputs reflecting management’s own assumptions about the inputs used in pricing the asset or liability.
The following table provides a summary of the financial assets and liabilities measured at fair value on a recurring basis at December 31, 2010 and December 31, 2009 (in thousands):

		Fair Value Measurements at Reporting Date Using
	December 31,
	2010	Level 1	Level 2	Level 3
Intangible and other long-term assets
Non-qualified deferred compensation assets	$10,820	$812	$10,008	—
Interest rate swap	$161	—	$161	—

Accounts payable
Non-qualified deferred compensation liabilities	$2,953	$1,429	$1,524	—

Other long-term liabilities
Non-qualified deferred compensation liabilities	$14,236	—	$14,236	—

	December 31,
	2009	Level 1	Level 2	Level 3
Intangible and other long-term assets
Non-qualified deferred compensation assets	$12,382	$4,586	$7,796	—

Other long-term liabilities
Non-qualified deferred compensation liabilities	$15,758	—	$15,758	—
The Company’s non-qualified deferred compensation plan allows officers and highly compensated employees to defer receipt of a portion of their compensation and contribute such amounts to one or more hypothetical investment funds (see note 13). The Company entered into a separate trust agreement, subject to general creditors, to segregate the assets of the plan and it reports the accounts of the trust in its consolidated financial statements. These investments are reported at fair value based on unadjusted quoted prices in active markets for identifiable assets and observable inputs for similar assets and liabilities, which represent Levels 1 and 2, respectively in the fair value hierarchy. The realized and unrealized holding gains and losses related to non-qualified deferred compensation assets are recorded as other income (expense). The realized and unrealized holding gains and losses related to non-qualified deferred compensation liabilities are recorded in general and administrative expenses.
In March 2010, the Company entered into an interest rate swap agreement for a notional amount of  $150 million, whereby the Company is entitled to receive semi-annual interest payments at a fixed rate of 6 7/8% per annum and is obligated to make quarterly interest payments at a floating rate, which is adjusted every 90 days, based on LIBOR plus a fixed margin. The Company entered into the interest rate swap in an effort to achieve a more balanced debt portfolio. The swap agreement, scheduled to terminate on June 1, 2014, is designated as a fair value hedge of a portion of the 6 7/8% unsecured senior notes, as the derivative has been tested to be highly effective in offsetting changes in the fair value of the underlying note. As this derivative is classified as a fair value hedge, the changes in the fair value of the derivative are offset against the changes in the fair value of the underlying note in interest expense, net (see note 19).
In 2009, the Company adopted the authoritative guidance regarding non-financial assets and non-financial liabilities that are remeasured at fair value on a non-recurring basis. In accordance with this guidance, long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. During the year ended December 31, 2010, the Company wrote off approximately  $32.0 million of long-lived liftboat components primarily related to the two partially completed 265-foot class liftboats. Approximately  $9.1 million of remaining long-lived assets associated with these liftboats was reclassified to intangible and other long term assets since these components can be used in the future on other liftboats. During the year ended December 31, 2009, due to continued decline in demand for services in the domestic land market, the Company identified impairments of certain long-lived assets of approximately  $212.5 million (see note 3). Additionally, during 2009, the Company recorded a  $36.5 million reduction in the value of its equity-method investment in BOG. In April 2009, BOG defaulted under its loan agreements due primarily to the impact of pipeline curtailments from Hurricanes Gustav and Ike in 2008 and the decline of natural gas and oil prices. As a result of continued negative BOG operating results, lack of viable interested buyers and unsuccessful attempts to renegotiate the terms and conditions of its loan agreements with lenders on terms that would preserve the Company’s investment, the Company wrote off the remaining carrying value of its investment in BOG (see note 7).
The following table reflects the fair value measurements used in testing the impairment of long-lived assets and equity-method investments during the years ended December 31, 2010 and 2009 (in thousands):

		Fair Value Measurements at Reporting Date Using
	December 31,					Total
	2010	(Level 1)	(Level 2)	(Level 3)		Losses
Property, plant and equipment, net	$ - 0 -	—	—	$	- 0 -	$(32,004)

	December 31,						Total
	2009		(Level 1)	(Level 2)	(Level 3)		Losses
Property, plant and equipment, net		$107,591	—	—		$107,591	$(119,844)

Intangible and other long-term assets, net	$	- 0 -	—	—	$	- 0 -	$(92,683)

Equity-method investments	$	- 0 -	—	—	$	- 0 -	$(36,486)

Derivative Financial Instruments	12 Months Ended
Dec. 31, 2010
Derivative Financial Instruments [Abstract]
Derivative Financial Instruments

(19)	Derivative Financial Instruments
The Company manages its debt portfolio by targeting an overall desired position of fixed and floating rates and may employ interest rate swaps from time to time to achieve its goal. The Company does not use derivative financial instruments for trading or speculative purposes.
In March 2010, the Company entered into an interest rate swap agreement for a notional amount of  $150 million related to its fixed rate debt maturing in 2014. This transaction was designated as a fair value hedge since the swap hedges against the change in fair value of fixed rate debt resulting from changes in interest rates. The Company recorded a derivative asset of  $0.2 million within intangible and other long-term assets in the consolidated balance sheet as of December 31, 2010. The change in fair value of the interest rate swap is included in the adjustments to reconcile net income to net cash provided by operating activities in the consolidated statements of cash flows.
The location and effect of the derivative instrument on the consolidated statements of operations for the year ended December 31, 2010, presented on a pre-tax basis, is as follows (in thousands):

	Location of	Amount of (gain) loss
	(gain) loss	recognized in the year
	recognized	ending December 31, 2010
Interest rate swap	Interest expense, net	$(1,742)
Hedged item — debt	Interest expense, net	1,581

		$(161)

For the year ended December 31, 2010, approximately  $0.2 million of interest income was related to the ineffectiveness associated with this fair value hedge. Hedge ineffectiveness represents the difference between the changes in fair value of the derivative instruments and the changes in fair value of the fixed rate debt attributable to changes in the benchmark interest rate.
This interest rate swap exposes the Company to credit risk to the extent that the counterparty may be unable to meet the terms of agreement. The counterparty to this agreement is a major financial institution which has an investment grade credit rating and is considered “well-capitalized” under applicable regulatory capital adequacy guidelines. Should the counterparty to this interest rate swap agreement fail to perform according to the terms of the contract, the Company would be required to pay interest at the stated rate of 6 7/8% related to its  $300 million of unsecured senior notes with a maturity date of 2014.

Supplementary Oil and Natural Gas Disclosures	12 Months Ended
Dec. 31, 2010
Supplementary Oil and Natural Gas Disclosures [Abstract]
Supplementary Oil and Natural Gas Disclosures (Unaudited)
(20) Supplementary Oil and Natural Gas Disclosures (Unaudited)
On January 31, 2010, Wild Well acquired 100% ownership of Shell Offshore Inc.’s Gulf of Mexico Bullwinkle platform and its related assets, including 29 wells, and assumed the decommissioning obligation for such assets. Immediately after Wild Well acquired these assets, it conveyed an undivided 49% interest in these assets and the related well plugging and abandonment obligations to Dynamic Offshore, which operates these assets (see note 4). The Company also has an interest in oil and gas operations through its equity-method investments in SPN Resources and DBH (see note 7). The Company’s equity-method investments in SPN Resources and DBH, as well as its acquisition of the Bullwinkle platform and its related assets, provide the Company additional opportunities for our subsea and well enhancement, decommissioning and platform management services.
In January 2010, the Financial Accounting Standards Board issued an update to the authoritative guidance related to oil and gas reserve estimation and disclosures that expands the definition of oil- and gas-producing activities and requires disclosures of reserve quantities and standardized measure of cash flows for equity-method investments that have significant oil- and gas-producing activities.
The Company’s December 31, 2010 estimates of proved reserves are based on reserve reports prepared by DeGolyer and MacNaughton and Netherland, Sewell & Associates, Inc., independent petroleum engineers. Users of this information should be aware that the process of estimating quantities of “proved”, “proved developed” and “proved undeveloped” natural gas and crude oil reserves is very complex, requiring significant subjective decisions in the evaluation of all available geological, engineering and economic data for each reservoir. This data may also change substantially over time as a result of multiple factors including, but not limited to, additional development activity, evolving production history and continual reassessment of the viability of production under varying economic conditions. Consequently, material revisions to existing reserve estimates occur from time to time. Although every reasonable effort is made to ensure that reserve estimates reported represent the most accurate assessments possible, the significance of the subjective decisions required and variances in available data for various reservoirs make these estimates generally less precise than other estimates presented in connection with financial statement disclosures. Proved reserves are estimated quantities of natural gas, crude oil and condensate that geological and engineering data demonstrate, with reasonable certainty, to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are proved reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Proved undeveloped reserves are proved reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for completion.
Oil and Natural Gas Reserves
The following table sets forth the Company’s net proved reserves, including the changes therein, and proved developed reserves:

			Company’s Share of
	Consolidated		Equity-Method Investments
	Crude Oil	Natural Gas	Crude Oil	Natural Gas
	(Mbbls)	(Mmcf)	(Mbbls)	(Mmcf)
Proved-developed and undeveloped reserves:
December 31, 2008	—	—	3,929	39,432
Purchase of reserves in place	—	—	—	464
Revisions	—	—	528	(1,113)
Extensions, discoveries and other additions	—	—	16	216
Change in ownership percentage	—	—	(571)	(9,841)
Production	—	—	(660)	(5,903)

December 31, 2009	—	—	3,242	23,255
Purchase of reserves in place	5,686	4,377	34	8
Revisions	723	1,572	564	692
Extensions, discoveries and other additions	—	—	—	413
Sale of reserves in-place	—	—	(32)	(1,347)
Production	(427)	(648)	(413)	(2,910)

December 31, 2010	5,982	5,301	3,395	20,111

Proved-developed reserves:
December 31, 2009	—	—	2,896	21,548
December 31, 2010	4,166	3,848	2,972	18,228
Proved-undeveloped reserves:
December 31, 2009	—	—	347	1,708
December 31, 2010	1,816	1,453	423	1,885
Costs Incurred in Oil and Natural Gas Activities
The following table displays certain information regarding the costs incurred associated with finding, acquiring and developing the Company’s proved oil and natural gas reserves for the year ended December 31, 2010 and 2009 (in thousands).

			Company’s Share of
	Consolidated		Equity-Method Investments
	Years Ended December 31,		Years Ended December 31,
	2010	2009	2010	2009
Acquisition of properties — proved	$34,336	$—	$629	$750
Acquisition of properties — unproved	—	—	118	148
Exploratory costs	359	—	—	—
Development costs	30	—	9,980	23,502

Total costs incurred	$34,725	$—	$10,727	$24,400

Capitalized costs for oil and gas producing activities consist of the following (in thousands):

			Company’s Share of
	Consolidated		Equity-Method Investments
	Years Ended December 31,		Years Ended December 31,
	2010	2009	2010	2009
Unproved oil and gas properties	$—	$—	$24,097	$31,234
Proved oil and gas properties	34,336	—	144,324	127,559
Accumulated depreciation, depletion and amortization	(3,038)	—	(49,849)	(24,874)

Capitalized costs, net	$31,298	$—	$118,572	$133,919

Productive Wells Summary
The following table presents the Company’s ownership of productive oil and natural gas wells as of December 31, 2010. Productive wells consist of producing wells and wells capable of production. In the table, “gross” refers to the total wells in which the Company owns an interest and “net” refers to the sum of fractional interests owned in gross wells.

			Company’s Share of
	Consolidated		Equity-Method Investments
	Total		Total
	Productive Wells		Productive Wells
	Gross	Net	Gross	Net
Oil	11.00	5.61	121.17	101.80
Natural gas	—	—	43.83	19.51

Total	11.00	5.61	165.00	121.31

Acreage
The following table sets forth information as of December 31, 2010 relating to acreage held by the Company. Developed acreage is assigned to productive wells.

			Company’s Share of
	Consolidated		Equity-Method Investments
	Gross	Net	Gross	Net
	Acreage	Acreage	Acreage	Acreage
Developed	17,280	8,813	78,749	48,330
Undeveloped	—	—	17,474	14,821

Total	17,280	8,813	96,223	63,151

Drilling Activity
The following table shows the Company’s drilling activity for the years ended December 31, 2010 and 2009. The Company did not engage in any drilling activity related to its ownership of the Bullwinkle platform and its related assets during the year ended December 31, 2010. In the table, “gross” refers to the total wells in which the Company has a working interest and “net” refers to the gross wells multiplied by the Company’s working interest in these wells. Well activity refers to the number of wells completed during a fiscal year, regardless of when drilling first commenced.

	Company’s Share of Equity-Method Investments
	2010		2009
	Gross	Net	Gross	Net
Exploratory Wells
Productive	—	—	0.25	0.06
Non-productive	—	—	—	—

Total	—	—	0.25	0.06

Development Wells
Productive	0.25	0.15	0.67	0.67
Non-productive	—	—	—	—

Total	0.25	0.15	0.67	0.67

Results of Operations
The following table sets forth the Company’s results of operations for producing activities:

	Years Ended December 31,
	2010	2009
Consolidated Entities
Revenues
Sales	$39,410	$—

Production costs	9,511	—
Exploration expenses	359	—

Depreciation, depletion and amortization	10,057	—

	19,483	—
Income tax expenses	7,014	—

Results of operations from producing activities (excluding corporate overhead)	$12,469	$—

Company’s share of equity-method investments
Revenues
Sales	$56,964	$70,422

Production costs	23,375	28,540
Exploration expenses	105	639

Depreciation, depletion and amortization	18,557	32,950

	14,927	8,293
Income tax expenses	5,373	2,985

Results of operations from producing activities (excluding corporate overhead)	$9,554	$5,308

All of the Company’s consolidated oil and gas operations, as well as its share of equity-method investments are in the Gulf of Mexico. In 2010, the Company’s consolidated entities’ average sales prices were  $77.04 per barrel of oil and  $5.00 per mcf of gas, with an average production cost of  $19.99 per barrel of oil equivalent. The Company’s share of equity-method investments average sales prices were  $79.21 per barrel of oil and  $4.78 per mcf of gas in 2010 and  $59.28 per barrel of oil and  $4.22 per mcf of gas in 2009. Average production costs were  $25.35 and  $25.68 per barrel of oil equivalent in the years ended December 31, 2010 and 2009, respectively.
Standardized Measure of Discounted Future Net Cash Flows Relating to Reserves
The following information has been developed utilizing procedures prescribed by authoritative guidance related to oil and gas activities. It may be useful for certain comparative purposes, but should not be solely relied upon in evaluating the Company or its performance. Further, information contained in the following table should not be considered as representative of realistic assessments of future cash flows, nor should the standardized measure of discounted future net cash flows be viewed as representative of the current value of the Company.
The Company believes that the following factors should be taken into account in reviewing the following information: (1) future costs and selling prices will differ from those required to be used in these calculations; (2) due to future market conditions and governmental regulations, actual rates of production achieved in future years may vary significantly from the rate of production assumed in the calculations; (3) selection of a 10% discount rate is arbitrary and may not be reasonable as a measure of the relative risk inherent in realizing future net oil and gas revenues; and (4) future net revenues may be subject to different rates of income taxation.
Under the standardized measure, future cash inflows were estimated by applying twelve month average oil and natural gas prices adjusted for differentials. Future cash inflows were reduced by estimated future development, abandonment and production costs based on period-end costs in order to arrive at net cash flow before tax. Future income tax expense has been computed by applying period-end statutory tax rates to aggregate future net cash flows, reduced by the tax basis of the properties involved and tax carryforwards. Use of a 10% discount rate is required by authoritative guidance related to oil and gas activities.
The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves at December 31, 2010 and 2009 is as follows (in thousands):

			Company's Share of
	Consolidated		Equity-Method Investments
	2010	2009	2010	2009
Future cash inflows	$486,199	$—	$356,126	$346,994
Future production costs	(43,392)	—	(83,215)	(99,061)
Future development and abandonment costs	(86,125)	—	(84,260)	(110,469)
Change in ownership percentage		—	—	(17,137)
Future income tax expenses	(129,262)	—	(66,161)	(44,483)

Future net cash flows	227,420	—	122,490	75,844
10% annual discount for estimated timing of cash flows	57,928	—	20,014	11,709

Standardized measure of discounted future net cash flows	$169,492	$—	$102,476	$64,135

A summary of the changes in the standardized measure of discounted future net cash flows applicable to proved oil and natural gas reserves for the years ended December 31, 2010 and 2009 is as follows (in thousands):

		Company’s Share of
	Consolidated	Equity-Method Investments
	2010	2010	2009
Beginning of the period	$—	$64,136	$63,921
Net change in sales and transfer prices and in production (lifting) costs related to future production	102,726	57,626	2,212
Changes in estimated future development costs	2,950	(9,051)	4,641
Sales and transfers of oil and gas produced during the period	(29,542)	(32,370)	(30,170)
Net change due to extensions, discoveries, and improved recovery	—	2,781	584
Net changes due to purchases and sales of minerals in place	70,993	(1,912)	1,213
Net changes due to revisions in quantity estimates	38,206	16,859	4,637
Previously estimated development costs incurred during the period	1,758	16,570	11,628
Change in percentage ownership	—	—	—
Accretion of discount	16,484	8,780	7,174
Other-unspecified	2,338	1,496	4,931
Net change in income taxes	(36,421)	(22,439)	(6,636)

Aggregate change in the standardized measure of discounted future net cash flows for the year	169,492	38,340	214

End of the period	$169,492	$102,476	$64,135

The December 31, 2010 amount was estimated by DeGolyer and MacNaughton and Netherland, Sewell & Associates, Inc. using a twelve month average WTI Cushing price of  $79.40 per barrel (bbl), and a Henry Hub gas price of  $4.38 per million British Thermal Units, and price differentials. The December 31, 2009 amount was estimated by DeGolyer and MacNaughton and Netherland, Sewell & Associates, Inc. using a twelve month average WTI Cushing price of  $61.04 per barrel (bbl), and a Henry Hub gas price of  $3.86 per million British Thermal Units, and price differentials.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events
(21)	Subsequent Events
In accordance with authoritative guidance, the Company has evaluated and disclosed all material subsequent events that occurred after the balance sheet date, but before financial statements were issued.
In April 2011, the Company issued  $500 million of 6 3/8% unsecured senior notes due 2019. Costs associated with the issuance of these notes were approximately  $9.6 million and were capitalized and will be amortized over the term of the 6 3/8% senior notes. The indenture governing the 6 3/8% senior notes requires semi-annual interest payments on May 1st and November 1st of each year through the maturity date of May 1, 2019. The indenture contains certain covenants that, among other things, limit the Company from incurring additional debt, repurchasing capital stock, paying dividends or making other distributions, incurring liens, conducting asset sales and engaging in affiliate transactions.
In October 2011, the Company entered into an Agreement and Plan of Merger by and among the Company, its indirect, wholly-owned subsidiary, SPN Fairway Acquisition, Inc. (“Merger Sub”), and Complete Production Services, Inc. (“Complete”), pursuant to which Complete will merge with and into Merger Sub, with Merger Sub continuing as the surviving company. Pursuant to the merger agreement, each share of Complete common stock issued and outstanding immediately prior to the effective time of the merger will be converted automatically into the right to receive 0.945 of a share of the Company’s common stock and  $7.00 in cash.
On October 17, 2011, the Company issued notice to the holders of all of the outstanding 1.50% senior exchangeable notes of its intent to redeem them on December 15, 2011.

Accounting Pronouncements	12 Months Ended
Dec. 31, 2010
Accounting Pronouncements [Abstract]
Accounting Pronouncements
(22)	Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update 2010-03 (ASU 2010-03), “Oil and Gas Reserve Estimation and Disclosures.” The update provides an amendment to Accounting Standards Codification 932 (ASC 932), “Extractive Activities — Oil and Gas,” that expands the definition of oil- and gas-producing activities and requires disclosures of reserve quantities and standardized measure of cash flows for equity-method investments that have significant oil- and gas-producing activities. ASU 2010-03 is effective for annual reporting periods ending on or after December 31, 2009. ASU 2010-03 allows an entity that becomes subject to the disclosure requirements of ASC 932 due to the change to the definition of significant oil- and gas-producing activities to apply the disclosure provisions of ASC 932 in annual periods beginning after December 31, 2009. As such, the Company included the disclosures required by ASU 2010-03 for the annual reporting period ended December 31, 2010.
On January 1, 2010, the Company adopted Accounting Standards Codification 810-10 (ASC 810-10), “Amendments to FASB Interpretation No. 46(R), Consolidation of Variable Interest Entities,” for determining whether an entity is a variable interest entity (VIE) and requires an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a VIE. ASC 810-10 also requires ongoing assessments of whether an enterprise is the primary beneficiary of a VIE, requires enhanced disclosures and eliminates the scope exclusion for qualifying special-purpose entities. The adoption of ASC 810-10 did not have a significant impact on the Company’s results of operations or financial position.
On January 1, 2010, the Company adopted Accounting Standards Update 2010-06 (ASU 2010-06), “Improving Disclosures about Fair Value Measurements.” The update provides an amendment to ASC 820-10, “Fair Value Measurements and Disclosures,” requiring additional disclosures of significant transfers between Level 1 and Level 2 within the fair value hierarchy as well as information about purchases, sales, issuances and settlements using unobservable inputs (Level 3). ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009 for new disclosures and clarifications of existing disclosures, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in the Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. The adoption of ASU 2010-06 did not have a significant impact on the Company’s results of operations or financial position.
In October 2009, the Financial Accounting Standards Board issued Accounting Standards Update 2009-13 (ASU 2009-13), “Multiple-Deliverable Revenue Arrangements.” The new standard changes the requirements for establishing separate units of accounting in a multiple element arrangement and requires the allocation of arrangement consideration to each deliverable based on the relative selling price. The selling price for each deliverable is based on vendor-specific objective evidence (VSOE) if available, third-party evidence if VSOE is not available, or estimated selling price if neither VSOE or third-party evidence is available. ASU 2009-13 is effective for revenue arrangements entered into in fiscal years beginning on or after June 15, 2010. The Company does not expect that the adoption of ASU 2009-13 will have a significant impact on the results of operations and financial position.

Financial Information Related to Guarantor Subsidiaries	12 Months Ended
Dec. 31, 2010
Financial Information Related to Guarantor Subsidiaries [Abstract]
Financial Information Related to Guarantor Subsidiaries
(23)	Financial Information Related to Guarantor Subsidiaries
In April 2011, SESI, L.L.C. (Issuer), a wholly-owned subsidiary of Superior Energy Services, Inc. (Parent), issued  $500 million of 6 3/8% unsecured senior notes due 2019. The Parent, along with substantially all of its domestic subsidiaries, fully and unconditionally guaranteed the senior notes, and such guarantees are joint and several. All of the guarantor subsidiaries are wholly-owned subsidiaries of the Issuer. Domestic income taxes are paid by the Parent through a consolidated tax return and are accounted for by the Parent. The following tables present the consolidating balance sheets as of December 31, 2010 and 2009 and the consolidating statements of operations and cash flows for the years ended December 31, 2010, 2009 and 2008.
SUPERIOR ENERGY SERVICES, INC. AND SUBSIDIARIES
Consolidating Balance Sheets
December 31, 2010
(in thousands)

			Guarantor	Non-Guarantor
	Parent	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$—	$—	$5,493	$45,234	$—	$50,727
Accounts receivable, net	—	415	382,935	99,010	(29,910)	452,450
Income taxes receivable	—	—	—	2,024	(2,024)	—
Prepaid expenses	18	4,128	8,948	12,734	—	25,828
Inventory and other current assets	—	1,678	222,822	10,547	—	235,047
Intercompany interest receivable	—	15,883	—	—	(15,883)	—

Total current assets	18	22,104	620,198	169,549	(47,817)	764,052

Property, plant and equipment, net	—	3,189	957,561	352,400	—	1,313,150
Goodwill	—	—	447,467	140,533	—	588,000
Notes receivable	—	—	69,026	—	—	69,026
Intercompany notes receivable	—	456,280	—	—	(456,280)	—
Investments in subsidiaries	124,271	602,461	4,347	4,347	(735,426)	—
Equity-method investments	—	43,947	—	15,375	—	59,322
Intangible and other long-term assets, net	—	22,455	61,722	29,806	—	113,983

Total assets	$124,289	$1,150,436	$2,160,321	$712,010	$(1,239,523)	$2,907,533

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$—	$6,654	$71,790	$64,636	$(32,804)	$110,276
Accrued expenses	153	42,821	91,451	27,619	—	162,044
Income taxes payable	4,499	—	—	—	(2,024)	2,475
Deferred income taxes	29,353	—	—	—	—	29,353
Current portion of decommissioning liabilities	—	—	16,929	—	—	16,929
Current maturities of long-term debt	—	184,000	—	810	—	184,810
Intercompany interest payable	—	—	—	15,883	(15,883)	—

Total current liabilities	34,005	233,475	180,170	108,948	(50,711)	505,887

Deferred income taxes	211,173	—	—	12,763	—	223,936
Decommissioning liabilities	—	—	100,787	—	—	100,787
Long-term debt, net	—	669,089	—	12,546	—	681,635
Intercompany notes payable	—	—	—	456,280	(456,280)	—
Intercompany payables/(receivables)	(100,882)	760,164	(1,407)	(125,246)	(532,629)	—
Other long-term liabilities	8,260	37,537	19,427	49,513	—	114,737

Stockholders’ equity:
Preferred stock of $.01 par value	—	—	4,347	4,347	(8,694)	—
Common stock of $.001 par value	79	—	—	176	(176)	79
Additional paid in capital	415,278	124,271	—	66,762	(191,033)	415,278
Accumulated other comprehensive loss, net	—	—	—	(25,700)	—	(25,700)
Retained earnings (accumulated deficit)	(443,624)	(674,100)	1,856,997	151,621	—	890,894

Total stockholders’ equity (deficit)	(28,267)	(549,829)	1,861,344	197,206	(199,903)	1,280,551

Total liabilities and stockholders’ equity	$124,289	$1,150,436	$2,160,321	$712,010	$(1,239,523)	$2,907,533

SUPERIOR ENERGY SERVICES, INC. AND SUBSIDIARIES
Consolidating Balance Sheets
December 31, 2009
(in thousands)

			Guarantor	Non-Guarantor
	Parent	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$—	$171,903	$4,871	$29,731	$—	$206,505
Accounts receivable, net	—	690	311,460	60,268	(35,267)	337,151
Income taxes receivable	13,175	—	—	—	(501)	12,674
Prepaid expenses	36	2,606	11,588	5,979	—	20,209
Inventory and other current assets	—	1,842	280,729	4,453	—	287,024

Total current assets	13,211	177,041	608,648	100,431	(35,768)	863,563

Property, plant and equipment, net	—	3,703	904,579	150,694	—	1,058,976
Goodwill	—	—	445,548	36,932	—	482,480
Investments in subsidiaries	124,271	621,785	4,347	4,347	(754,750)	—
Equity-method investments	—	52,952	—	7,725	—	60,677
Intangible and other long-term assets, net	—	22,850	21,254	6,865	—	50,969

Total assets	$137,482	$878,331	$1,984,376	$306,994	$(790,518)	$2,516,665

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$—	$1,561	$53,506	$43,666	$(35,267)	$63,466
Accrued expenses	115	35,066	84,367	14,054	—	133,602
Income taxes payable	—	—	—	501	(501)	—
Deferred income taxes	30,447	—	—	54	—	30,501
Current maturities of long-term debt	—	—	—	810	—	810

Total current liabilities	30,562	36,627	137,873	59,085	(35,768)	228,379

Deferred income taxes	201,766	—	—	7,287	—	209,053
Long-term debt, net	—	835,309	—	13,356	—	848,665
Intercompany payables/(receivables)	(88,183)	384,357	236,680	4,122	(536,976)	—
Other long-term liabilities	11,013	36,411	5,000	99	—	52,523

Stockholders’ equity:
Preferred stock of $.01 par value	—	—	4,347	4,347	(8,694)	—
Common stock of $.001 par value	79	—	—	176	(176)	79
Additional paid in capital	387,885	124,271	—	84,633	(208,904)	387,885
Accumulated other comprehensive loss, net	—	—	—	(18,996)	—	(18,996)
Retained earnings (accumulated deficit)	(405,640)	(538,644)	1,600,476	152,885	—	809,077

Total stockholders’ equity (deficit)	(17,676)	(414,373)	1,604,823	223,045	(217,774)	1,178,045

Total liabilities and stockholders’ equity	$137,482	$878,331	$1,984,376	$306,994	$(790,518)	$2,516,665

SUPERIOR ENERGY SERVICES, INC. AND SUBSIDIARIES
Consolidating Statements of Operations
Year Ended December 31, 2010
(in thousands)

			Guarantor	Non-Guarantor
	Parent	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Revenues	$—	$—	$1,414,519	$339,233	$(72,136)	$1,681,616

Cost of services (exclusive of items shown separately below)	—	—	759,447	231,082	(71,816)	918,713
Depreciation, depletion, amortization and accretion	—	515	181,216	39,104	—	220,835
General and administrative expenses	322	99,068	190,665	53,146	(320)	342,881
Reduction in value of assets	—	—	32,004	—	—	32,004
Gain on sale of business	—	—	1,083	—	—	1,083

Income (loss) from operations	(322)	(99,583)	252,270	15,901	—	168,266

Other income (expense):
Interest expense, net	—	(53,716)	(216)	(3,445)	—	(57,377)
Interest income		150	4,467	526	—	5,143
Intercompany interest income (expense)	—	15,883	—	(15,883)	—	—
Other income (expense)		825	—	—	—	825
Earnings (losses) from equity-method investments, net	—	985	—	7,260	—	8,245

Income (loss) before income taxes	(322)	(135,456)	256,521	4,359	—	125,102

Income taxes	37,662	—	—	5,623	—	43,285

Net income (loss)	$(37,984)	$(135,456)	$256,521	$(1,264)	$—	$81,817

SUPERIOR ENERGY SERVICES, INC. AND SUBSIDIARIES
Consolidating Statements of Operations
Year Ended December 31, 2009
(in thousands)

			Guarantor	Non-Guarantor
	Parent	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Revenues	$—	$—	$1,307,542	$186,807	$(45,049)	$1,449,300

Cost of services (exclusive of items shown separately below)	—	—	763,029	106,054	(45,049)	824,034
Depreciation, depletion, amortization and accretion	—	476	184,084	22,554	—	207,114
General and administrative expenses	(184)	61,035	168,459	29,783	—	259,093
Reduction in value of assets	—	—	212,527	—	—	212,527
Gain on sale of business	—	—	2,084	—	—	2,084

Income (loss) from operations	184	(61,511)	(18,473)	28,416	—	(51,384)

Other income (expense):
Interest expense, net	—	(48,894)	(68)	(1,944)	—	(50,906)
Interest income		87	670	169	—	926
Other income (expense)		571	—	—	—	571
Earnings (losses) from equity-method investments, net	—	(21,631)	—	(969)	—	(22,600)
Reduction in value of equity-method investments	—	(36,486)	—	—	—	(36,486)

Income (loss) before income taxes	184	(167,864)	(17,871)	25,672	—	(159,879)

Income taxes	(65,805)	—	—	8,249	—	(57,556)

Net income (loss)	$65,989	$(167,864)	$(17,871)	$17,423	$—	$(102,323)

SUPERIOR ENERGY SERVICES, INC. AND SUBSIDIARIES
Consolidating Statements of Operations
Year Ended December 31, 2008
(in thousands)

			Guarantor	Non-Guarantor
	Parent	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Revenues	$—	$—	$1,701,738	$220,983	$(41,597)	$1,881,124

Cost of services (exclusive of items shown separately below)	—	—	817,576	122,207	(41,489)	898,294
Depreciation, depletion, amortization and accretion	—	548	155,740	19,212	—	175,500
General and administrative expenses	764	80,850	176,785	24,293	(108)	282,584
Gain on sale of business	—	40,946	—	—	—	40,946

Income (loss) from operations	(764)	(40,452)	551,637	55,271	—	565,692

Other income (expense):
Interest expense, net	—	(44,797)	(712)	(1,175)	—	(46,684)
Interest income		1,993	416	566	—	2,975
Other income (expense)		(3,977)	—	—	—	(3,977)
Earnings (losses) from equity-method investments, net	—	24,373	—	—	—	24,373

Income (loss) before income taxes	(764)	(62,860)	551,341	54,662	—	542,379

Income taxes	171,899	—	—	19,005	—	190,904

Net income (loss)	$(172,663)	$(62,860)	$551,341	$35,657	$—	$351,475

SUPERIOR ENERGY SERVICES, INC. AND SUBSIDIARIES
Condensed Consolidating Statements of Cash Flows
Year Ended December 31, 2010
(in thousands)

			Guarantor	Non-Guarantor
	Parent	Issuer	Subsidiaries	Subsidiaries	Consolidated
Cash flows from operating activities:
Net income (loss)	$(37,984)	$(135,456)	$256,521	$(1,264)	$81,817
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion, amortization and accretion	—	515	181,216	39,104	220,835
Deferred income taxes	10,090	—	—	(2,374)	7,716
Reduction in value of assets	—	—	32,004	—	32,004
Stock-based and performance share unit compensation expense, net	—	27,207	—	—	27,207
Retirement and deferred compensation plans expense, net	—	4,825	—	—	4,825
(Earnings) losses from equity-method investments, net of cash received	—	9,005	—	(6,100)	2,905
Amortization of debt acquisition costs and note discount	—	23,954	—	—	23,954
Gain on sale of businesses	—	—	(1,083)	—	(1,083)
Other reconciling items, net	—	(161)	(4,547)	—	(4,708)
Changes in operating assets and liabilities, net of acquisitions and dispositions:
Receivables	—	275	(76,669)	(13,406)	(89,800)
Inventory and other current assets	—	163	89,302	(3,778)	85,687
Accounts payable	—	2,001	18,928	(626)	20,303
Accrued expenses	38	5,800	1,735	7,181	14,754
Decommissioning liabilities	—	—	(1,759)	—	(1,759)
Income taxes	13,536	—	—	(3,026)	10,510
Other, net	(1,417)	(3,143)	21,280	4,086	20,806

Net cash provided by (used in) operating activities	(15,737)	(65,015)	516,928	19,797	455,973

Cash flows from investing activities:
Payments for capital expenditures	—	—	(218,726)	(104,518)	(323,244)
Acquisitions of businesses, net of cash acquired	—	—	(56,560)	(219,517)	(276,077)
Cash proceeds from sale of businesses, net of cash sold	—	—	5,250	—	5,250
Other	—	2,387	(11,537)	(252)	(9,402)
Intercompany receivables/payables	12,359	(102,093)	(234,733)	324,467	—

Net cash provided by (used in) investing activities	12,359	(99,706)	(516,306)	180	(603,473)

Cash flows from financing activities:
Net borrowings from revolving line of credit	—	(2,000)	—	—	(2,000)
Principal payments on long-term debt	—	—	—	(810)	(810)
Payment of debt acquisition costs	—	(5,182)	—	—	(5,182)
Proceeds from exercise of stock options	927	—	—	—	927
Tax benefit from exercise of stock options	560	—	—	—	560
Proceeds from issuance of stock through employee benefit plans	1,891	—	—	—	1,891
Other	—	—	—	(3,443)	(3,443)

Net cash provided by (used in) financing activities	3,378	(7,182)	—	(4,253)	(8,057)

Effect of exchange rate changes on cash	—	—	—	(221)	(221)

Net increase (decrease) in cash and cash equivalents	—	(171,903)	622	15,503	(155,778)

Cash and cash equivalents at beginning of period	—	171,903	4,871	29,731	206,505

Cash and cash equivalents at end of period	$—	$—	$5,493	$45,234	$50,727

SUPERIOR ENERGY SERVICES, INC. AND SUBSIDIARIES
Condensed Consolidating Statements of Cash Flows
Year Ended December 31, 2009
(in thousands)

			Guarantor	Non-Guarantor
	Parent	Issuer	Subsidiaries	Subsidiaries	Consolidated
Cash flows from operating activities:
Net income (loss)	$65,989	$(167,864)	$(17,871)	$17,423	$(102,323)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion, amortization and accretion	—	476	184,084	22,554	207,114
Deferred income taxes	(73,297)	—	—	(1,577)	(74,874)
Reduction in value of assets	—	—	212,527	—	212,527
Reduction in value of equity-method investments	—	36,486	—	—	36,486
Stock-based and performance share unit compensation expense, net	—	11,785	—	—	11,785
Retirement and deferred compensation plans expense, net	—	1,550	—	—	1,550
(Earnings) losses from equity-method investments, net of cash received	—	27,637	—	969	28,606
Amortization of debt acquisition costs and note discount	—	21,744	—	—	21,744
Gain on sale of businesses	—	—	(2,084)	—	(2,084)
Changes in operating assets and liabilities, net of acquisitions and dispositions:
Receivables	—	(156)	19,940	5,825	25,609
Inventory and other current assets	—	(211)	(48,786)	(2,323)	(51,320)
Accounts payable	—	609	(27,786)	2,540	(24,637)
Accrued expenses	(469)	(13,381)	(27,381)	(33)	(41,264)
Income taxes	4,270	—	—	(6,571)	(2,301)
Other, net	1,970	6,925	17,493	3,097	29,485

Net cash provided by (used in) operating activities	(1,537)	(74,400)	310,136	41,904	276,103

Cash flows from investing activities:
Payments for capital expenditures	—	—	(240,907)	(45,370)	(286,277)
Acquisitions of businesses, net of cash acquired	—	—	(1,247)	—	(1,247)
Cash proceeds from sale of businesses, net of cash sold	—	—	7,716	—	7,716
Cash contributed to equity-method investment	—	—	—	(8,694)	(8,694)
Other	—	(3,769)	(282)	282	(3,769)
Intercompany receivables/payables	(966)	64,509	(76,402)	12,859	—

Net cash provided by (used in) investing activities	(966)	60,740	(311,122)	(40,923)	(292,271)

Cash flows from financing activities:
Net borrowings from revolving line of credit	—	177,000	—	—	177,000
Principal payments on long-term debt	—	—	—	(810)	(810)
Payment of debt acquisition costs	—	(2,308)	—	—	(2,308)
Proceeds from exercise of stock options	375	—	—	—	375
Tax benefit from exercise of stock options	170	—	—	—	170
Proceeds from issuance of stock through employee benefit plans	1,958	—	—	—	1,958
Purchase and retirement of stock	—	—	—	—	—
Other	—	—	—	—	—

Net cash provided by (used in) financing activities	2,503	174,692	—	(810)	176,385

Effect of exchange rate changes on cash	—	—	—	1,435	1,435

Net increase (decrease) in cash and cash equivalents	—	161,032	(986)	1,606	161,652

Cash and cash equivalents at beginning of period	—	10,871	5,857	28,125	44,853

Cash and cash equivalents at end of period	$—	$171,903	$4,871	$29,731	$206,505

SUPERIOR ENERGY SERVICES, INC. AND SUBSIDIARIES
Condensed Consolidating Statements of Cash Flows
Year Ended December 31, 2008
(in thousands)

			Guarantor	Non-Guarantor
	Parent	Issuer	Subsidiaries	Subsidiaries	Consolidated
Cash flows from operating activities:
Net income (loss)	$(172,663)	$(62,860)	$551,341	$35,657	$351,475
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion, amortization and accretion	—	548	155,740	19,212	175,500
Deferred income taxes	96,906	—	—	1,187	98,093
Stock-based and performance share unit compensation expense, net	—	12,182	—	—	12,182
Retirement and deferred compensation plans expense, net	—	15,255	—	—	15,255
(Earnings) losses from equity-method investments, net of cash received	—	(7,102)	—	—	(7,102)
Amortization of debt acquisition costs and note discount	—	19,963	—	—	19,963
Gain on sale of businesses	—	(40,946)	—	—	(40,946)
Changes in operating assets and liabilities, net of acquisitions and dispositions:
Receivables	—	108	(55,832)	(21,841)	(77,565)
Inventory and other current assets	—	(333)	(185,289)	1,020	(184,602)
Accounts payable	—	(64)	2,729	17,587	20,252
Accrued expenses	26	12,722	(20,814)	2,149	(5,917)
Decommissioning liabilities	—	—	(6,160)	—	(6,160)
Income taxes	13,909	—	—	(1,475)	12,434
Other, net	(3,017)	3,488	23,750	(4,724)	19,497

Net cash provided by (used in) operating activities	(64,839)	(47,039)	465,465	48,772	402,359

Cash flows from investing activities:
Payments for capital expenditures	—	—	(415,807)	(38,054)	(453,861)
Acquisitions of businesses, net of cash acquired	—	—	(4,307)	(4,103)	(8,410)
Cash proceeds from sale of businesses, net of cash sold	—	155,312	—	—	155,312
Other	—	(3,578)	—	—	(3,578)
Intercompany receivables/payables	157,380	(106,149)	(52,303)	1,072	—

Net cash provided by (used in) investing activities	157,380	45,585	(472,417)	(41,085)	(310,537)

Cash flows from financing activities:
Net borrowings from revolving line of credit	—	—	—	—	—
Principal payments on long-term debt	—	—	—	(810)	(810)
Payment of debt acquisition costs	—	—	—	—	—
Proceeds from exercise of stock options	4,274	—	—	—	4,274
Tax benefit from exercise of stock options	5,411	—	—	—	5,411
Proceeds from issuance of stock through employee benefit plans	1,558	—	—	—	1,558
Purchase and retirement of stock	(103,784)	—	—	—	(103,784)
Other	—	—	—	—	—

Net cash provided by (used in) financing activities	(92,541)	—	—	(810)	(93,351)

Effect of exchange rate changes on cash	—	—	—	(5,267)	(5,267)

Net increase (decrease) in cash and cash equivalents	—	(1,454)	(6,952)	1,610	(6,796)

Cash and cash equivalents at beginning of period	—	12,325	12,809	26,515	51,649

Cash and cash equivalents at end of period	$—	$10,871	$5,857	$28,125	$44,853